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                                                                   EXHIBIT 10.50

                                                                 Final Execution


                                  CONFIDENTIAL


                         INTERACTIVE SERVICES AGREEMENT
                         ------------------------------

     This Interactive Services Agreement (this "Agreement"), effective as of July 1, 1999 (the "Effective Date"), is made and entered into by and between America Online, Inc. ("AOL"), a Delaware corporation, with its principal offices at 22000 AOL Way, Dulles, Virginia 20166, and drkoop.com, Inc. ("Interactive Content Provider" or "ICP"), a Delaware corporation, with its principal offices at 8920 Business Park Drive, Suite 200, Austin, Texas 78759 (each a "Party" and collectively the "Parties").

                                  INTRODUCTION
                                  ------------

     AOL and ICP each desires that AOL provide access to the ICP Internet Site and ICP Programming through the AOL Network, subject to the terms and conditions set forth in this Agreement. Defined terms used but not otherwise defined in this Agreement shall be as defined on Exhibit B attached hereto.

                                     TERMS
                                     -----

1.   DISTRIBUTION; PROGRAMMING
     -------------------------

     1.1  Programming and Distribution. Beginning on a mutually agreed upon date
          ----------------------------
          after the Effective Date, AOL shall provide ICP with the promotions set forth on Exhibit A-1. The promotions described on Exhibit A-1 and any other promotions provided by AOL to ICP shall be referred to as the "Promotions." Subject to ICP's reasonable approval, AOL will have the right to fulfill its promotional commitments with respect to any of the foregoing by providing ICP comparable (in terms of the mix of quality and quantity) promotional placements in appropriate alternative areas of the AOL Network. In addition, if AOL is unable to deliver any particular Promotion, AOL will work with ICP to provide ICP, as its sole remedy, a comparable (in terms of the mix of quality and quantity) promotional placement. Except to the extent expressly described herein, the exact form, placement and nature of the Promotions shall be determined by AOL in its reasonable editorial discretion. ICP shall comply with the customization and co-branding requirements and provide the Content set forth on Exhibit A-3 and AOL's provision of Promotions in connection with any particular AOL Property shall be conditioned upon ICP's compliance with the customization and co-branding requirements and provision of the Content set forth on Exhibit A-3 for such AOL Property.

     1.2  Content.  The ICP Programming (a) shall consist of the Content
          -------
          described on the programming plan attached as Exhibit A-2 (the "Programming Plan"), (b) shall not contain any pointers or links to any other area on or outside the AOL Network, other than as expressly described on Exhibit A-2 with respect to such ICP Programming without AOL's prior written consent, and (c) shall not contain any direct pointers or links to any products or services which ICP sells in accordance with Section 4.4 below, without AOL's prior written consent. Notwithstanding the foregoing but subject to Section 5.3, ICP may include a Link to * * * for * * * purposes so long as (a) such Links only link to the specific contextually relevant page(s) of such third party Interactive Site, which such page(s) appear in a "second" browser window that is smaller than the original ICP browser window,
          (b) ICP includes navigational ability within such page(s) for AOL Members to return to the ICP Internet Site or the applicable AOL Property, and (c) ICP shall use commercially reasonable efforts to ensure that such page(s) do not include Links to areas outside of the ICP Internet Site or to the applicable AOL Property. The ICP Internet Site shall consist of the Content described on the Programming Plan. ICP shall inform AOL of relevant search terms and terminology associated with popular areas and functionality within the ICP Internet Site and ICP

____________________

* * * Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

____________________

*** Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designed at * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

          Programming for AOL's promotional and Content integration purposes. The inclusion of any additional Content for distribution through the AOL Network (including, without limitation, any features, functionality or technology) not expressly described on Exhibit A shall be subject to AOL's prior written approval. AOL acknowledges that during the Term of this Agreement, ICP has preexisting contractual commitments (i.e., existing as of the Effective Date) which preclude it from (1) providing more than * * * of the content on the Dr. Koop Site (as determined by ICP in accordance with such contractual limitation) to AOL, and (2) redistributing certain content on affiliated or co-branded versions of the Dr. Koop Site (including on the ICP Internet Site) (collectively, the "Preexisting Commitments"); provided that if ICP is precluded from providing certain Content as provided in the Programming Plan under subsection
          (2) of this sentence, ICP shall use commercially reasonable efforts to provide AOL with comparable replacement Content for distribution in accordance with the Programming Plan. ICP hereby agrees to use commercially reasonable efforts to limit such Preexisting Commitments by either entering into an amendment with the respective third party to eliminate such Preexisting Commitment, or if ICP is unsuccessful, not renewing each such Preexisting Commitment. Notwithstanding anything in this Agreement to the contrary, to the extent any provision of this Agreement conflicts with the Preexisting Commitments, the Preexisting Commitments shall take precedence and the conflicting provision of this Agreement shall be deemed modified, as minimally as possible, to avoid such conflict; provided that to the extent any such modification materially adversely effects the ability of ICP to deliver Content contemplated by Exhibit A and thereby precludes or restricts AOL from providing ICP with Impressions as contemplated by Exhibit A (a "Cutback"), AOL's obligations hereunder (including without limitation meeting the Impressions Target (as defined below) and providing ICP with the Premier Status (as defined below)) shall be appropriately reduced. The occurrence of a Cutback which remains uncured for ten (10) business days or the occurrence of two or more Cutbacks within any one hundred twenty day period (120) shall constitute a material breach of this Agreement for which AOL shall have the right to terminate this Agreement immediately by providing ICP with written notice within thirty (30) days of AOL's first knowledge of a Cutback (or the second Cutback in the event of two or more Cutbacks), subject to AOL's paying ICP the Payback Amount in accordance with Section 7.2. In addition, AOL hereby agrees to use reasonable efforts not to display Content of a third party on the AOL Network in a manner that suggests that ICP endorses Content not provided by ICP; provided that in such event ICP's sole remedy shall be to notify AOL of such event, and upon receipt of such notice, AOL and ICP shall work together in good faith to resolve such matter.

     1.3  License.  ICP hereby grants AOL a worldwide license to use, market,
          -------
          license, store, distribute, reproduce, display, adapt, communicate, perform, translate, transmit, and promote the ICP Internet Site, the ICP Programming and the Licensed Content (or any portion thereof) through the AOL Network as AOL may determine in its sole discretion, including without limitation the right to integrate Content from the ICP Internet Site by linking to pages within the ICP Internet Site and/or ICP Programming by linking to specific areas thereon, provided that the link to any such Content on the AOL Network shall conform to the specifications of an ICP Presence. Any Linked ICP Interactive Sites shall be subject to the foregoing license.

     1.4  Management. ICP shall design, create, edit, manage, review, update (on
          ----------
          a daily basis or as otherwise specified herein), and maintain the ICP Internet Site, ICP Programming and the Licensed Content in a timely, well-organized and professional manner and in accordance with the terms of this Agreement. ICP shall ensure that the Licensed Content within the ICP Internet Site and ICP Programming is equal to or better than the Content distributed by ICP through any other ICP Interactive Site in all material respects, including without limitation, quality, breadth, timeliness, functionality, features, prices of products and services and terms and conditions, except to the extent inclusion of such Content would otherwise violate this Agreement and except as otherwise expressly stated on Exhibit A. Except as specifically provided for herein, AOL shall

____________________

* * *   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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          have no obligations of any kind with respect to the ICP Internet Site or ICP Programming. ICP shall be responsible for any hosting or communication costs associated with the ICP Internet Site and ICP Programming (including any Linked Interactive Sites), including, without limitation, the costs associated with (i) any agreed-upon direct connections between the AOL Network and the ICP Internet Site or ICP Programming or (ii) a mirrored version of the ICP Internet Site. AOL Members shall not be required to go through a registration process (or any similar process) in order to access and use the ICP Internet Site, ICP Programming (including any Linked ICP Interactive
          Site) or the Licensed Content; provided that with respect to the use of any ICP Tools, in AOL's sole discretion, an AOL Member may be required to go through a registration or similar process tied to the AOL name space technology (e.g., AOL screennames). During the Term and for the two (2) year period after the expiration or termination thereof, ICP shall allow AOL Members to access and use any ICP Interactive Site on terms and conditions no less favorable than the terms and conditions (e.g., AOL Members shall not be required (1) to pay subscription fees for Content that is offered to other users for free, (2) to pay a higher subscription fee than other users, or (3) to go through a more burdensome registration process than other users) available to other users of such ICP Interactive Site. In the event ICP fails to comply with any material term of this Agreement, including without limitation ICP's obligations under this Section 1.4, AOL will have the right (in addition to any other remedies available to AOL hereunder) upon providing ICP notice of such non-compliance (which notice shall describe such non-compliance in reasonable detail) to decrease the promotion it provides to ICP hereunder and/or to decrease or cease any other contractual obligation of AOL hereunder until such time as ICP corrects its non-compliance, in which event AOL will be relieved of the proportionate amount of any promotional commitment made to ICP by AOL hereunder corresponding to such decrease in promotion. Promptly after ICP corrects its non-compliance, subject to the preceding sentence, AOL's obligations hereunder shall continue in full force and effect through the remainder of the Term.

     1.5  Impressions Target. AOL shall provide ICP with at least Impressions
          ------------------
          from ICP's presence on the AOL Network (the "Impressions Target"). On or about each anniversary of the Effective Date, AOL and ICP shall discuss (a) whether AOL is on track to meet the Impressions Target (taking into account variations in Impressions delivery (e.g., account ramp-up, seasonality, promotional events, new Content acquired) of ICP promotion on the AOL Network) and (b) future plans to ensure that the Impressions Target is met. AOL shall use reasonable efforts to implement any such mutually agreed plan in accordance therewith. For the purposes of this Agreement, ICP's presence on an AOL screen shall conform to the specifications of an ICP Presence, provided that only screens that contain a Link to the ICP Internet Site or ICP Programming will count against the Impressions Target. Any shortfall in Impressions from a particular AOL Property or area within an AOL Property may be made up by overdelivery of Impressions in another AOL Property or area. In the event that the Impressions Target is not met (or will not, in AOL's reasonable judgment, be met) during the Term, then as ICP's sole remedy, at AOL's option (i) the Term shall be extended for up to six (6) months without additional carriage fees payable by ICP, and during such extension period, AOL shall provide ICP with the remaining Impressions in the form of advertising space within the AOL Network of comparable value to the undelivered Impressions (as reasonably determined by AOL), (ii) AOL shall, from time to time during the Term, provide ICP with the remaining Impressions in the form of advertising space within the AOL Network of comparable value to the undelivered Impressions (as reasonably determined by AOL), or (iii) some combination thereof. In the event ICP has a pre-existing contractual arrangement with any third party Interactive Service, then any impressions guaranteed and actually provided to such third party Interactive Service in accordance with such contractual arrangement shall not count towards the Impressions Target hereunder.

     1.6 Premier Status. AOL shall provide to ICP the sole premier rights as set forth in Exhibit A and in Section 1.6.1(a) below, subject to the terms of this Section 1.6 (collectively, the "Premier Status"):

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          1.6.1  Premier Rights.
          -----  --------------
                 (a)     Description. During each contract year of the Term, AOL
                         -----------
                         shall not provide any ICP Competitor * * * within the Restricted Screens ("Health Impressions") (viewed as a whole across all of the AOL Properties set forth in the definition of "Restricted Screens" in Exhibit B) * * *. Nothing contained herein shall be deemed (a) to limit AOL's rights to sell anchor tenant placement to any ICP Competitor within the AOL Network (except with respect to compliance with this Section 1.6.1(a)), (b) to grant ICP any approval rights with respect to any portion of any AOL Property or (c) to grant ICP most favored customer status, any right of first refusal or any right of first negotiation.

                 (b)     Explicitly Permissible Activities. Notwithstanding
                         ---------------------------------
                         anything to the contrary in Section 1.6.1(a) (and without limiting any actions which may be taken by AOL without violation of ICP's rights hereunder), the following Links to ICP Competitor Content (including Links on Interactive Sites of an ICP Competitor) from the Restricted Screens shall not be deemed to count as Health Impressions for purposes of Section 1.6.1(a):
                         (i) any Links specifically promoting Content which is not provided by ICP or promoting a particular sub-category within the comprehensive general purpose consumer-oriented health Content category (e.g., illnesses, treatments, weightloss, alternative medicine, public health, etc.); (ii) any Links which AOL is required to provide pursuant to existing arrangements with third parties (or pursuant to any agreements to which AOL becomes a party subsequent to the Effective Date as a result of Change of Control, merger, acquisition or other similar transaction);
                         (iii) any Links to or within any health-related information database or directory on any Restricted Screen (e.g., the Conditions & Treatments database within the Health Channel on the AOL Service); (iv) any Links for advertising (e.g., banners, buttons, links, sponsorships), including standard placements in any shopping area or channel, to any ICP Competitor; (v) any Links in connection with an arrangement with any third party for the primary purpose of acquiring AOL Members whereby such party is allowed to promote or market products or services to AOL Members that are acquired as a result of such agreement; or (vi) any Links for contextual, editorial and/or member experience reasons so long as AOL does not receive cash consideration for such Links .

                 (c)     Remedy. In the event that in any contract year during
                         ------
                         the Term, * * * then as ICP's sole remedy, at AOL's option either, (a) for a shortfall in any such contract year except the final contract year, AOL shall, in the subsequent contract year, provide ICP with additional Impressions to make up the previous year's shortfall in the form of advertising space within the AOL Network, or (b) for a shortfall in the final contract year of the Term, the Term shall be extended for up to six (6) months without additional carriage fees payable by ICP, and, during such extension period, AOL shall provide ICP with additional Impressions to make up the previous year's shortfall in the form of advertising space within the AOL Network. Within thirty (30) days after each anniversary of the Effective Date, AOL shall provide ICP with a written certification of AOL's compliance with Section 1.6.1(a). In addition, in the event that AOL reasonably determines during any contract year that * * * then AOL shall promptly notify ICP and work with ICP to develop a plan to make up any shortfall in Impressions. In addition to the remedies set forth in this Section 1.6.1(a), * * * ICP shall have the right to escalate such event to the Management Committee.

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* * *   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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          1.6.2  Conditions to and Restrictions on Premier Status. AOL's
                 ------------------------------------------------
                 provision of the Premier Status is subject to the following conditions and restrictions:

                 (a) AOL's provision of the Premier Status to ICP is contingent upon ICP's performance of all material obligations and compliance with all material conditions set forth in this Agreement, including without limitation, ICP's payment of all fees, and AOL shall have the right, upon providing ICP notice of such any breach of any such obligation or condition (which such notice shall describe such breach in reasonable detail), to terminate, in whole or in part, ICP's Premier Status, AOL's promotional obligations hereunder and the programming rights granted to ICP hereunder until such time as ICP corrects such breach, in which event AOL will be relieved of the proportionate amount of any promotional commitment made to ICP by AOL hereunder corresponding to such decrease in promotion. Promptly after ICP cures such breach, subject to the preceding sentence, AOL's obligations hereunder shall continue in full force and effect through the remainder of the Term.

                 (b) AOL shall have the right to terminate, in whole or in part, the Premier Status, AOL's promotional obligations hereunder and the programming rights granted to ICP hereunder if :

                        (i)     * * *


                        (ii) At any time the Dr. Koop Site is not one of the top * * * ranked health Content and tools Interactive Sites for at least * * * consecutive months in terms of both traffic (as measured by page views) and audience reach (as measured by share or percentage of Internet online users) based on statistics as reported by Media Metrix or similar organization reasonably determined by the Parties;

                        (iii) At any time the Dr. Koop Site is not one of the top * * * health Content and tools Interactive Sites for at least * * * consecutive months, in terms of quality (x) based on a cross-section of independent third-party reviewers who are recognized authorities in the healthcare industry, and (y) with respect to all material quality averages or standards in such industry, including without limitation, quality, breadth, depth, timeliness, accuracy, reliability of the Content; privacy and security; functionality, features, ease of use and user interface of the site; and prices and terms and conditions of Products offered on the site;

                        (iv) A Preexisting Commitment materially adversely effects the ability of ICP to deliver Content contemplated by Exhibit A and thereby precludes or restricts AOL from providing ICP with Impressions as contemplated by Exhibit A; or

                        (v)     A Change of Control of ICP.

                 (c)    Any partial or whole termination by AOL under this
                        Section 1.6.2 shall be done within thirty (30) days of the date on which AOL becomes aware of the event giving rise to the termination right; provided that if AOL fails to exercise its termination right within such thirty period (30) day period, AOL shall be deemed to have waived its termination rate only with respect to such event but not to any subsequent event which triggers a termination right under this Section 1.6.2.

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* * *   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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          1.6.3  Keywords. During the Term and subject to ICP's compliance with
                 --------
                 the other terms and conditions of this Agreement, ICP shall have the right to use the following Keyword Search Term (and mutually agreed variations thereof) to link to the ICP Internet
                 Site: "Dr. Koop."

2.   CROSS-PROMOTION
     ---------------
     2.1  Cooperation.  Each Party shall cooperate with and reasonably assist
          -----------
          the other Party in supplying material for marketing and promotional activities.

     2.2  Interactive Site. Within each ICP Interactive Site, ICP shall include
          ----------------
          the following (collectively, the "AOL Promos"): (i) a prominent promotional button * * * , with placement of the button at ICP's reasonable discretion, on the first screen of the ICP Interactive Site, to promote such AOL products or services as AOL may designate (for example, the America Online brand service, the CompuServe brand service, the AOL.com site, the Digital City services or the AOL Instant Messenger service); provided that AOL shall not require ICP to promote an AOL Property that directly competes with ICP's core business (i.e., the provision of health related content and services); and (ii) a prominent "Try AOL" feature * * * , with placement at ICP's reasonable discretion, through which users can obtain promotional information about AOL products or services designated by AOL and, at AOL's option, download or order the then-current version of client software for such AOL products or services. AOL will provide the creative content to be used in the AOL Promos. ICP shall post (or update, as the case may be) the creative content supplied by AOL within the spaces for the AOL Promos within five business days of its receipt of such content from AOL. In the event that AOL elects to serve the AOL Promos to the ICP Interactive Site from an ad server controlled by AOL or its agent, ICP shall take all reasonable operational steps, at AOL's expense, necessary to facilitate such ad serving arrangement, including, without limitation, inserting HTML code designated by AOL on the pages of the ICP Interactive Site on which the AOL Promos will appear. In addition, within each ICP Interactive Site, ICP shall provide prominent promotion for relevant AOL Keyword Search Terms associated with the ICP Internet Site and links from the ICP Interactive Site to the relevant topic areas on AOL's AOL.com site. In the event ICP determines that there is a specific instance in which the AOL promotion or integration set forth in this Section 2.2 shall not be possible nor commercially reasonable, then ICP shall provide AOL with prior notice of such instance and obtain AOL's prior written consent (which consent will not be unreasonably withheld) before running any such promotion or not integrating such AOL product.

     2.3  Component Products. ICP hereby agrees that to the extent ICP wishes to
          -------------------
          integrate, use and/or promote the tools and functionality in the categories set forth in Exhibit D-1 hereto (the "Integrated Tools and Functionality Categories") into the Dr. Koop Site, ICP Internet Site, ICP Interactive Site and ICP Tools (a) ICP shall integrate, use and promote AOL's tools and functionality in such categories into the Dr. Koop Site, ICP Internet Site, ICP Interactive Site and ICP Tools (as appropriate) and (b) that ICP shall not integrate, use or promote its own or any other third party's tools and/or functionality in such categories into the Dr. Koop Site, ICP Internet Site, ICP Interactive Site and ICP Tools; provided, however, that with respect to Web-hosted calendaring and real time instant online messaging (as such are described in Exhibit D-1), ICP shall only be obligated to integrate such AOL tools and functionality to the extent they are * * *. Within sixty (60) days of the Effective Date, the Parties shall agree upon the terms of such integration, use and promotion of such AOL tools and functionality. Notwithstanding the foregoing, in the event that ICP wishes to include any specific tool and/or functionality within a subcategory of those categories set forth in Exhibit D-1 which AOL does not then-currently offer, ICP shall have the right to develop, or have a third party develop, such specific tool and/or functionality to be integrated within the Dr. Koop Site, ICP Internet Site, ICP Interactive Site and

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* * *   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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          ICP Tools (as appropriate); provided that ICP first provides AOL with the opportunity to do such development work on commercially reasonable terms and conditions. In the event ICP wishes to integrate, use or promote any tools and functionality in the categories set forth in Exhibit D-2 hereto (the "Additional Tools and Functionality Categories") into the Dr. Koop Site, the ICP Internet Site, ICP Interactive Site and/or the ICP Tools, ICP shall either use its own tools and functionality or the tools and functionality in such categories which are offered by AOL to the extent such AOL tool and functionality are competitive in the marketplace; provided that ICP shall not integrate, use and/or promote the tools and functionality of any third party without the prior written consent of AOL, which AOL may withhold in its sole discretion.

     2.4  Other Media.  In all of ICP's television, radio, print and "out of
          -----------
          home" (e.g., buses and billboards, point of purchase and other "place-based" promotions) advertisements and in any publications, programs, features or other forms of media over which ICP exercises at least partial editorial control, ICP will include specific references or mentions (orally where possible) of the availability of the ICP Internet Site through the America Online brand service (or other AOL Property as mutually agreed to by the Parties). All such references or mentions of AOL, and the use of AOL's trademarks, trade names and service marks in connection therewith, shall be in accordance with
          Section II of Exhibit C. In the event ICP determines that there is a specific instance in which such AOL promotional reference shall not be possible nor commercially reasonable, then ICP shall provide AOL with prior notice of such instance and obtain AOL's prior written consent (which consent will not be unreasonably withheld) before running any such promotion.

     2.5  Availability of Dr. Koop.  ICP will make available Dr. C. Everett Koop
          ------------------------
          (the former U.S. Surgeon General) from time to time, subject to Dr. Koop's schedule and reasonable approval by Dr. Koop personally and ICP, for joint AOL-Dr. Koop or AOL-only health-related public relations campaigns, announcements and marketing events.

     2.6  Preferred Access Provider. When promoting AOL, ICP shall promote AOL
          -------------------------
          (or, in AOL's discretion, an AOL Affiliate) as the preferred narrow-band access provider through which a user can access the ICP Internet Site (and ICP shall not implement or authorize any other promotions on behalf of any third parties which are inconsistent with the foregoing).

     2.7  Inadvertent Breaches. AOL acknowledges and agrees that occasional
          --------------------
          inadvertent breaches of this Section 2 by ICP occurring from time to time shall not be deemed a material breach of this Agreement so long as ICP uses commercially reasonable efforts to cure any such inadvertent breach promptly after receiving notice of such breach from AOL; provided further however that if such inadvertent breaches occur on more than an occasional basis and/or are not inadvertent (as determined by AOL in its reasonable discretion), such multiple breaches shall constitute a material breach of this Agreement.

3.   REPORTING; PAYMENT; REVENUE SHARING; INVESTMENT.
     -------------------------------------------------

     3.1  AOL Usage and ICP Advertisement Sales Reporting. AOL shall make
          -----------------------------------------------
          available to (or otherwise provide) ICP a monthly report or reports specifying (a) for the prior month aggregate usage and Impressions with respect to ICP's presence on the AOL Network, which are similar in substance and form to the reports provided by AOL to other content partners similar to ICP, and (b) sales of ICP Advertisements for the prior month.

     3.2  ICP Internet Site Reporting. ICP will supply AOL with monthly reports
          ---------------------------
          which reflect total impressions by AOL Members to the ICP Internet Site during the prior month, the number of and dollar value associated with the transactions involving AOL Members and any registration information obtained from AOL Members at the ICP Internet Site during the period in question. ICP represents that all URLs related to the ICP Internet Site are listed on Exhibit A-2 and ICP shall provide AOL with an update of such list promptly upon any change thereto.

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     3.3  Cross-Promotional Commitments. ICP shall provide to AOL a quarterly
          -----------------------------
          report documenting its compliance with any promotional commitments it has undertaken pursuant to this Agreement in the form attached as Exhibit E hereto, and ICP shall provide AOL with "click-through" data and the number of impressions to the pages containing the AOL Promos with respect to the promotions specified in Section 2 for the prior quarter.

     3.4  Carriage and Promotional Fee. ICP shall pay AOL * * * (collectively,
          ----------------------------
          the "Guaranteed Payment").

     3.5  Qualified New Members. AOL shall pay ICP a fee of * * * for each
          ---------------------
          Qualified New Member acquired through ICP's compliance with * * *. A "Qualified New Member" shall mean any person or entity who registers for the AOL Service during the Term (defined below) using ICP's special promotion identifier and who pays the then-standard fees required for membership to the AOL Service through at least two (2) consecutive billing cycles (excluding any free trial period).

     3.6  Advertising.   To the extent AOL expressly permits ICP or its agents
          -----------
          to sell Advertisements, ICP shall provide detailed information to AOL regarding (i) such Advertisements sold by ICP or its agents and (ii) any advertising or promotional activity on the ICP Internet Site and any Linked ICP Interactive Sites. In reporting any advertising arrangement, ICP shall indicate the name of the advertiser, the terms of the advertising arrangement and the amount paid (or to be paid) to ICP or its agents.

     3.7  Payments Terms. AOL shall pay all amounts owed to ICP hereunder on a
          --------------
          quarterly basis, within thirty (30) days of the end of each calendar quarter. All payments by ICP hereunder shall be paid in immediately available, non-refundable U.S. funds wired to the "America Online" account, * * * or such other account of which AOL shall give ICP written notice.

     3.8  Alternative Revenue Streams. In the event ICP or any of its affiliates
          ---------------------------
          creates or desires to create, as a direct result of any Promotions, any new revenue stream as a result of such Promotions other than Advertising Revenues and Transaction Revenues (an "Alternative Revenue Stream"), ICP will promptly inform AOL in writing of ICP's desire to market Products and/or services through the AOL Service, AOL.com, Netscape Netcenter, the CompuServe Service, CompuServe.com, and/or Digital City, which would produce an Alternative Revenue Stream, and the Parties will negotiate in good faith regarding whether ICP will be allowed to market such new Products and/or services through the Promotions, and if so, the equitable portion of revenues from such Alternative Revenue Stream (if applicable) that will be shared with AOL pursuant to this Agreement.

     3.9  Warrants. ICP shall grant to AOL three (3) separate warrants to
          --------
          purchase shares of common stock of ICP, forms of which are attached hereto as Exhibits H, I and J. In accordance with the terms and conditions contained therein, the three warrants which shall be executed and delivered contemporaneously herewith shall provide as follows:

          3.9.1 in partial consideration for AOL's execution and delivery of this Agreement, ICP shall grant to AOL a fully-vested warrant (the "Time Warrant") to purchase up to 1,570,932 shares of common stock of ICP ("Common Stock") at an exercise price of $15.94 per share;

          3.9.2 in partial consideration for the accomplishment of certain Page View thresholds, ICP shall grant to AOL a warrant (the "Page View Warrant") to purchase up to 1,570,932 shares of Common Stock at an exercise price of $20.00 per share, which Page View Warrant shall vest in accordance with its terms; and

____________________

* * *   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

          3.9.3 in partial consideration for the accomplishment of certain PMR Acquisitions, ICP shall grant to AOL a warrant (the "PMRA Warrant") to purchase up to 2,749,131 shares of Common Stock at variable exercise prices, which PMRA Warrant shall vest in accordance with its terms.

4.   ADVERTISING AND MERCHANDISING
     ------------------------------

     4.1  Advertising Sales on AOL Network. AOL owns all right, title and
          --------------------------------
          interest in and to the advertising and promotional spaces within the AOL Network (including, without limitation, advertising and promotional spaces on any AOL forms or pages preceding or framing the ICP Internet Site or ICP Programming and any AOL pages on which ICP Programming resides). The specific advertising inventory within any such AOL forms or pages shall be as reasonably determined by AOL.

     4.2  Advertising Sales on the ICP Internet Site and the Dr. Koop Site.
          ----------------------------------------------------------------
          During the Term, except to the extent provided below, AOL shall have the exclusive right to license or sell all promotions, advertisements, Links, pointers, sponsorships or similar services or rights (including without limitation commerce and anchor-tenancy deals) ("Advertisements") on or through the ICP Internet Site and the generally publicly available Dr. Koop Site currently located at URL:http://drkoop.com and all related URLs (excluding any third party affiliated versions of such site (e.g., customized, mirrored, private labeled sites)) (together with those Advertisements for which AOL has exclusive rights pursuant to the next sentence, the "ICP Advertisements"). With respect to each third party affiliated version of the Dr. Koop Site (e.g., customized, mirrored, private labeled sites), if the respective third party does not wish to sell Advertisements on or through such site, then ICP shall promptly notify AOL of such fact and AOL shall have the exclusive right to license or sell all Advertisements on or through such site in accordance with this Section 4.2. AOL shall use its ad serving technology for the ICP Advertisements and ICP shall take all reasonable operational steps necessary to facilitate such ad serving arrangement, including, without limitation, inserting HTML code designated by AOL on the pages of the Dr. Koop Site and ICP Internet Site on which the ICP Advertisements will appear. With respect to each license or sale of an ICP Advertisement for cash consideration, AOL shall be entitled to retain * * * of the Advertising Revenues generated therefrom and shall pay the remaining * * * to ICP. During the Term from time to time, ICP shall have the right to license and sell a mutually agreed percentage of total inventory available for ICP Advertisements on the ICP Internet Site and the Dr. Koop Site which such inventory shall be used in a mutually agreeable manner (e.g., house ads). In the event AOL notifies ICP that it no longer desires to license and sell ICP Advertisements, the Parties shall mutually agree on an appropriate revenue share of Advertising Revenues; provided that if the Parties are unable to agree on such revenue share, either Party shall have the right to escalate such matter to the Management Committee for resolution. The revenue share (as mutually agreed or determined by the Management Committee) shall apply to the remainder of the Term. For so long as AOL maintains the exclusive right to license and sell the inventory available for ICP Advertisements on the ICP Internet Site and the Dr. Koop Site as set forth above, AOL shall include such inventory in AOL's overall available inventory across the AOL Properties.

     4.3  Advertising Policies. AOL shall use commercially reasonable efforts to
          --------------------
          abide by ICP's standard advertising policies in performing its rights under this Section 4.2 to the extent such advertising policies do not conflict with AOL's advertising policies; provided that in the event of any conflict, the Parties shall meet to discuss how to reconcile such conflict; provided further that in no event will AOL license or sell ICP Advertisements which promote * * *. To the extent AOL expressly permits ICP or its agents to sell an Advertisement, such Advertisement sold by ICP or its agents shall be subject to AOL's then-standard advertising policies, and ICP shall not sell an AOL Advertisement to any entity reasonably construed to be in competition with AOL or in a category
____________________

* * *   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

          in which AOL or the applicable AOL Property has an exclusive or other preferential relationship. Further ICP shall ensure that any ICP Advertisement sold by ICP complies with all applicable federal, state and local laws and regulations .

     4.4  Interactive Commerce. To the extent ICP directly sells any
          --------------------
          merchandising through the ICP Internet Site and/or ICP Programming, such merchandising shall be subject to (i) the then-current requirements of AOL's merchant certification program, and (ii) AOL's standard terms and conditions applicable to its interactive marketing partners In the event AOL objects to any products, goods or services offered thought the ICP Internet Site and/or the ICP Programming, AOL shall notify ICP of those products, goods or services to which AOL objects, and ICP hereby agrees to discontinue offering such products, goods or services through the ICP Internet Site and/or the ICP Programming upon receipt of such notice. ICP will take all reasonable steps necessary to conform its promotion and sale of Products through the ICP Internet Site and ICP Programming (if any) to the then-existing technologies identified by AOL which are optimized for the applicable AOL Property including, without limitation, any "quick checkout" tool which AOL may implement to facilitate purchase of Products by AOL Members through the ICP Internet Site. ICP shall not conduct any merchandising through the ICP Internet Site or ICP Programming through auctions, clubs or any method other than a direct sales format without AOL's prior written consent. ICP will provide AOL with a monthly report in a mutually agreed upon format to be delivered to AOL in an automated manner, detailing the sales activity during such period. These sales reports shall contain information substantially similar to the following (and any other information reasonably required for measuring revenue activity by ICP through the ICP Internet Site(s) or reasonably requested by AOL): (i) summary sales information by day (date, number of Products, number of orders, total Transaction Revenues); and (ii) detailed sales information (order date/timestamp (if technically feasible), purchaser name and screen-name, SKU or Product description). Further, ICP will generally promote through the ICP Internet Site any special or promotional offers made available by or on behalf of ICP through any ICP Interactive Site or any other distribution channel. In addition, ICP shall promote through the ICP Internet Site on a regular and consistent basis special offers exclusively available to AOL Members ("AOL Exclusive Offers"). ICP shall, at all times, feature at least one AOL Exclusive Offer for AOL Members (except as otherwise mutually agreed upon by the Parties). The AOL Exclusive Offer made available by ICP shall provide a substantial member benefit to AOL Members, either by virtue of a meaningful price discount, product enhancement, unique service benefit or other special feature. ICP will provide AOL with reasonable prior notice of AOL Exclusive Offers and other special offers so that AOL can, in its editorial discretion, market the availability of such offers.

5.   CUSTOMIZED ICP PROGRAMMING AND ICP INTERNET SITE
     ------------------------------------------------

     5.1  Performance. ICP shall optimize all ICP Programming and the ICP
          -----------
          Internet Site for distribution hereunder according to AOL specifications and guidelines (including, without limitation, any HTML publishing guidelines) and the Operating Standards set forth on Exhibit F attached hereto.

     5.2  Customization.  ICP shall customize all ICP Programming and the ICP
          -------------
          Internet Site for AOL Members as follows:

          5.2.1 ICP shall customize and co-brand the ICP Internet Site for distribution over certain AOL Properties as more particularly described on Exhibit A-3. The customization and co-branding described in Exhibit A-3 represents the manner in which AOL currently contemplates that such customization and co-branding will appear. ICP shall make any reasonable changes to the customization and/or co-branding requirements of any AOL Property that may occur during the Term.

          5.2.2 ICP shall ensure that AOL Members accessing the ICP Programming or linking to the ICP Internet Site do not receive advertisements, promotions or links for the benefit of any Interactive Service (excluding an Interactive Service whose primary business is the provision of health and/or medical related Content to the public and/or private sector), or otherwise in violation of the applicable AOL Property's then-standard advertising policies. In addition, ICP shall use commercially reasonable efforts to not promote products, goods or services within the ICP Programming or on the ICP Internet Site in a category in which AOL or the applicable AOL Property has an exclusive or other preferential relationship.

          5.2.3 ICP shall provide continuous navigational ability for AOL Members to return to an agreed-upon point on the applicable AOL Property (for which AOL shall supply the proper address) from ICP Internet Site or ICP Programming (e.g., the point on the applicable AOL Property from which such site is linked), which, at AOL's option, may be satisfied through the use of a hybrid browser format. ICP shall ensure that navigation back to the AOL Network from the ICP Internet Site, whether through a particular pointer or link, the "back" button on an Internet browser, the closing of an active window, or any other return mechanism, shall not be interrupted by ICP through the use of any intermediate screen or other device not specifically requested by the user, including without limitation through the use of any html pop-up window or any other similar device. Rather, such AOL traffic shall be pointed directly back to the AOL Network as designated by AOL.

     5.3  Links on ICP Internet Site. The Parties will work together on mutually
          --------------------------
          acceptable links (including links back to AOL) within the ICP Internet Site in order to create a robust and engaging AOL Member experience. ICP shall ensure that AOL traffic is either kept within the ICP Internet Site or ICP Programming or channeled back into the AOL Network. To the extent that AOL notifies ICP in writing that, in AOL's reasonable judgment, links from the ICP Internet Site or ICP Programming cause AOL traffic to be diverted outside of such site and the AOL Network in a manner that has a detrimental effect on the traffic flow of the AOL audience, then ICP shall immediately remove the links out of such site(s). In the event that ICP cannot or does not so limit diverted traffic from such site, AOL reserves the right to terminate such links from the AOL Network to such site.

     5.4  Review.  Subject to ICP's standard written privacy and security
          ------
          policies, ICP shall allow appropriate AOL personnel to have access to ICP Programming and the ICP Internet Site to the extent necessary to determine ICP's compliance with the provisions of this Section 5.

6.   PARTNER MARKETING
      -----------------

     During the 90 day period following the Effective Date, ICP shall use commercially reasonable efforts to provide AOL with information and data reasonably requested by AOL for determining the feasibility and likely success of a marketing test for AOL and CompuServe CD-ROM distribution. In the event that, at any time during the Term, ICP proposes to market, or proposes to enter into an agreement with, or solicit, a third party with respect to the marketing of, an Interactive Service (e.g., through a CD ROM distribution or otherwise) other than the AOL Service and the CompuServe Service, then ICP shall notify AOL and offer AOL the right of first negotiation for ICP to market the AOL Service and CompuServe, upon terms to be mutually agreed to by the Parties after good faith negotiations. In the event that AOL fails to accept the offer to exercise such right of first negotiation within thirty (30) days after ICP makes such offer to AOL, then ICP and AOL shall reduce to writing the latest terms on which ICP was willing to offer AOL the right to market exclusively the AOL Service and/or CompuServe Service, after good faith negotiations between AOL and ICP. * * *. AOL shall have thirty (30) days from the date it receives such revised offer to accept or reject such revised offer. Failure by AOL to notify ICP of its acceptance or rejection of such revised offer within the thirty (30) day period shall be deemed a rejection of such revised offer. The rights granted to AOL in this Section 6 shall be irrevocable during the Term of this Agreement.

____________________

* * *   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

7.   TERM, TERMINATION, SITE AND CONTENT PREPARATION, PRESS RELEASES.
     -----------------------------------------------------------------

     7.1  Term.  Unless earlier terminated as set forth herein, the initial term
          ----
          of this Agreement shall commence on the Effective Date and expire four
          (4) years from the Effective Date (the "Initial Term"). AOL shall have the right to extend this Agreement for three (3) additional two (2) year periods (each, an "Extension Term"). During each Extension Term:
          (i) ICP will not be required to pay the Guaranteed Payments set forth in Section 5.4; (ii) AOL will not be required to undertake any promotional/placement obligations hereunder (including without limitation any obligations with respect to ICP's Premier Status);
          (iii) within thirty (30) days of the end of each quarter during the Extension Term, ICP shall pay AOL * * * of all Transaction Revenues generated during such quarter; and (iv) all other terms and conditions of this Agreement shall remain in full force and effect during such Extension Term. Upon the expiration or earlier termination of this Agreement, AOL may, at its discretion, continue to promote one or more "pointers" or links from the AOL Network to an ICP Interactive Site and continue to use ICP's trade names, trade marks and service marks in connection therewith (collectively, a "Continued Link"). So long as AOL maintains a Continued Link, within thirty (30) days of the end of each quarter in which AOL maintains a Continued Link, ICP shall pay AOL * * * of Net Revenues generated during such quarter;"".

     7.2  Termination for Breach.  Either Party may terminate this Agreement at
          ----------------------
          any time in the event of a material breach by the other Party which remains uncured after thirty (30) days written notice thereof. * * * .

     7.3  Buy-Out Right.  At any time during the forty-five day period beginning
          -------------
          thirty (30) months after the Effective Date (the "Buy-Out Period"), AOL shall have the right to terminate this Agreement by providing ICP written notice (the "Buy-Out Right"). In the event AOL elects to exercise its Buy-Out Right, AOL shall pay ICP * * * within thirty (30) days of the date of such exercise.

     7.4  Solvency Termination Rights.  AOL shall have the right to terminate
          ---------------------------
          this Agreement in the event of one of the triggering events as set forth below (each a "Solvency Trigger Event"):

          7.4.1 ICP has unpaid obligations to AOL or any third party which ICP is not disputing in good faith in excess of * * * (in the aggregate); or

          7.4.2 The sum of ICP's "cash," "marketable securities" and available credit, credit lines and capital commitments falls below * * * in any quarter as such are reported in ICP's Form 10-Q.

          Prior to terminating under this Section 7.4, AOL shall provide ICP with written notice to ICP, and ICP shall have fifteen (15) business days to cure and provide AOL with written certification of such cure to AOL; provided that with respect to Section 7.4.2, ICP shall be able to cure by obtaining binding commitments from investors (reasonably satisfactory to AOL) to make up any such shortfall from the * * * threshold. In addition, whether or not AOL exercises its termination right under this Section 7.4, upon the occurrence of a Solvency Trigger Event which has not been cured by ICP as provided above, by providing written notice of default to ICP, (a) the remaining unpaid portion of the Guaranteed Payment shall accelerate and become immediately due and payable, and (b) AOL shall have the ongoing right to retain ICP's portion of Advertising Revenues to the extent ICP is delinquent in any such accelerated Guaranteed Payment.

     7.5  Special Termination by AOL. AOL shall have the right to terminate this
          --------------------------
          Agreement immediately by providing ICP written notice (a) in the event any claim or proceeding is brought against ICP for professional negligence or wrongdoing, including without limitation, regarding malpractice or practicing medicine without the appropriate license(s), which claim appears on its face to be potentially meritorious or appears to have the potential for significantly damaging

____________________

* * *   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

          or tarnishing the reputation of the ICP or AOL; (b) in the event of any act, omission, event or other cause that would allow AOL to terminate the Development and Services Agreement; provided that all proper notice and cure periods (if applicable) are given, and provided that AOL terminates the Development and Services Agreement, or (c) upon any event giving rise to a material claim for indemnification by ICP hereunder based upon ICP's content or ICP Programming, provided that any such termination right is exercised within ninety (90) days after the circumstance giving rise to such right of termination.

     7.6  Termination for Bankruptcy/Insolvency or Changes in Business.  Either
          ------------------------------------------------------------
          Party may terminate this Agreement immediately following written notice to the other Party if the other Party (i) ceases to do business in the normal course, (ii) becomes or is declared insolvent or bankrupt, (iii) is the subject of any proceeding related to its liquidation or insolvency (whether voluntary or involuntary) which is not dismissed within ninety (90) calendar days or (iv) makes an assignment for the benefit of creditors.

     7.7  Termination on Change of Control.
          --------------------------------
          7.7.1 In the event of a Change of Control of ICP to a Named Entity (identified as such on the date that the related definitive agreement was entered into) during the Initial Term or any Extension Term, AOL shall have the right to terminate the Agreement by providing thirty (30) days prior written notice.

          7.7.2 In the event of a Change of Control of ICP to any third party other than a Named Entity during the Initial Term or any Extension Term, AOL shall not have the right to terminate the Agreement; provided however that upon the effective date of such Change of Control, (i) the * * * , and (ii) ICP's Premier Status as set forth in Section 1.6.1 shall terminate.

          7.7.3 In the event of a Change of Control of AOL during the Initial Term or any Extension Term, AOL shall have the right to terminate the Agreement by providing thirty (30) days prior written notice; provided that within thirty (30) days of such notice, AOL shall * * *.

          7.7.4 Any termination right arising under this Section 7.7. must be exercised within sixty (60) days of the effective date of such Change of Control.

     7.8  Site and Content Preparation.  ICP shall achieve Site and Content
          ----------------------------
          Preparation within seventy-five (75) days after the Effective Date. "Site and Content Preparation" shall mean that ICP shall have completed all necessary production work (including completion of all necessary training for AOL's proprietary "Rainman" publishing tool) for the ICP Internet Site, all ICP Programming and any other related areas or screens (including programming all Content thereon); customized and configured the ICP Internet Site, and all ICP Programming in accordance with this Agreement; and completed all other necessary work (including, without limitation, undergone all AOL site testing set forth on Exhibit F) to prepare the ICP Internet Site, all ICP Programming and any other related areas or screens to launch on the AOL Network as contemplated hereunder. In the event ICP has not achieved Site and Content Preparation within seventy-five (75) days after the Effective Date, then in addition to any other remedies available, the Impressions Target set forth in Section 1.5 and the Page View thresholds set forth in the Page View Warrant shall be reduced on a pro rata basis by multiplying the Impressions Target or the Page View thresholds, as the case may be, by a fraction (A) the numerator of which shall be the number of days after such seventy-five
          (75) day period (as adjusted by any step-back as provided in the last sentence of this paragraph) after which the Company accomplishes Site and Content Preparation and (B) the denominator of which shall be 365. In the event ICP has not achieved Site and Content Preparation within ninety (90) days after the Effective Date, then in addition to any other remedies available, AOL shall have the right to terminate, in whole or in part, ICP's Premier Status, AOL's promotional obligations hereunder
____________________

* * *   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

          and the programming rights granted to ICP hereunder. If ICP is delayed in achieving Site and Content Preparation due to a failure by AOL to perform its obligations under this Agreement and ICP notifies AOL in writing of such failure and the resulting delay, then the seventy-five (75) day and ninety (90) day periods referenced in this Section shall each be extended by the amount of time of ICP's delay solely attributable to such failure by AOL.

     7.9  Press Releases.  Each Party will submit to the other Party, for its
          --------------
          prior written approval, which will not be unreasonably withheld or delayed, any press release or any other public statement ("Press Release") regarding the transactions contemplated hereunder. Notwithstanding the foregoing, either Party may issue Press Releases and other disclosures as required by law or as reasonably advised by legal counsel without the consent of the other Party and in such event, the disclosing Party will provide at least five (5) business days prior written notice of such disclosure (unless a shorter period is required by an applicable legal requirement). The failure to obtain the prior written approval of the other Party shall be deemed a material breach of this Agreement, whereby the non-breaching Party may terminate, in whole or in part, ICP's Premier Status, AOL's promotional obligations hereunder and the programming rights granted to ICP hereunder or terminate this Agreement immediately following written notice to the other Party, and the cure provision of Section
          6.2 of this Agreement shall not apply.

8.   FUTURE DISCUSSIONS
     ------------------

     So long as ICP is entitled to Premier Status under this Agreement: if (a) AOL wishes to present an opportunity to a third party with respect to (i) any subsequently acquired, created or developed AOL brands or platforms (e.g., any AOL broadband initiatives) or (ii) any AOL brands or platforms not included in the carriage plan attached hereto as Exhibit A-1 (e.g., ICQ, AOL International, or MovieFone) and (b) AOL wishes to offer such opportunity to an ICP Competitor (an "Additional Opportunity"), then AOL shall also give ICP notice of such opportunity and the general terms and conditions of such opportunity. For forty-five (45)days after AOL provides such notice to ICP, (A) ICP shall have the non-exclusive right to negotiate with AOL regarding such opportunity and (B) AOL will not enter into an definitive written agreement with an ICP Competitor regarding such opportunity. If the Parties have not executed a definitive written agreement incorporating the terms and conditions of such opportunity within such forty-five (45) day period, AOL shall have the right to enter into an agreement regarding the opportunity with any other third party, including an ICP Competitor. An Additional Opportunity shall not include opportunities or any programming or commerce that ICP is not, in AOL's reasonable judgment, able to provide at a level commensurate with the programming or commerce which can be provided by the ICP Competitor to which AOL wishes to offer such opportunity. In addition, an Additional Opportunity shall not include arrangements entered into by any Affiliate. With respect to any Additional Opportunity granted to ICP pursuant to this Agreement, once AOL has provided ICP with an Additional Opportunity related to a particular AOL brand, platform or AOL Property in accordance with foregoing procedure, AOL shall have no further obligation to ICP with respect thereto for such agreement. In addition, during the forty-five
     (45) day period following the Effective Date, ICP and AOL shall enter into good faith discussions regarding the possible co-location of ICP servers at AOL's facilities.

9.   TERMS AND CONDITIONS.  The terms and conditions set forth on the Exhibits
     --------------------
attached hereto are hereby made a part of this Agreement.

     IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the Effective Date.

AMERICA ONLINE, INC.                  drkoop.com, Inc.



By:                                   By:
    -----------------------                -----------------------

Print Name:                           Print Name:
            ---------------                        ---------------

Title:                                Title:
       --------------------                  ---------------------

Date:                                 Date:
       --------------------                  ---------------------

                                      Tax ID/EIN#:
                                                   ---------------

                                   EXHIBIT A
                                   ---------


                          Exhibit A-1:  Carriage Plan

Four Year Term

                               Channel              Area                        Type                         Impressions
------------------------------------------------------------------------------------------------------------------------
Level One: Content                                                                                           * * *
 Integration
------------------------------------------------------------------------------------------------------------------------
AOL, AOL.com, CompuServe,      Health               As detailed in attached     Permanent placements and
 Netcenter, Digital City                            programming plans           integrated content
                                                    (Exhibit A-2)
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

Level Two: Contextual                                                           All placements listed        * * *
 Integration                                                                    below are rotations, not
                                                                                permanent links
------------------------------------------------------------------------------------------------------------------------
AOL                            Lifestyles           Womens, Self-improvement,   Contextual links
                                                    Ages & Stages
------------------------------------------------------------------------------------------------------------------------
                               Families             Relevant area TBD           Contextual links
------------------------------------------------------------------------------------------------------------------------
                               Interests            Food - Healthy Eating       Contextual links
------------------------------------------------------------------------------------------------------------------------
                               Shop@AOL             Health & Beauty             Rotational contextual link
------------------------------------------------------------------------------------------------------------------------
                               Travel               Relevant area TBD           Contextual link
------------------------------------------------------------------------------------------------------------------------
                               Workplace            Health & medical            Integrated feature text
                                                    community group
------------------------------------------------------------------------------------------------------------------------
                               Sports               Injury screen               Contextual integration
------------------------------------------------------------------------------------------------------------------------
                               Other comparable                                 As mutually agreed by the
                               promotions                                       parties.
------------------------------------------------------------------------------------------------------------------------
AOL.com                        Womens               Health, Fitness             Contextual link
------------------------------------------------------------------------------------------------------------------------
                               International;       Overseas health             Integrated content
                                                    precautions
------------------------------------------------------------------------------------------------------------------------
                               Travel               Overseas health             Integrated content
                                                    precautions
------------------------------------------------------------------------------------------------------------------------
                               Research & Learn     Health & Medical            Contextual link
                                                    Community Group
------------------------------------------------------------------------------------------------------------------------
                               Other comparable                                 As mutually agreed by the
                               promotions                                       parties.
------------------------------------------------------------------------------------------------------------------------
CompuServe                     Business             Executive health            Contextual integration and
                                                                                content links
------------------------------------------------------------------------------------------------------------------------
                               Travel               Health basics               Contextual integration and
                                                                                content links
------------------------------------------------------------------------------------------------------------------------
                               Home & Interests     Family health and other     Contextual integration and
                                                                                content links
------------------------------------------------------------------------------------------------------------------------
                               Lifestyles           Women's Health and other    Contextual integration and
                                                                                content links
------------------------------------------------------------------------------------------------------------------------
                               Sports & Recreation  Sports medicine             Contextual integration and
                                                                                content links
------------------------------------------------------------------------------------------------------------------------
                               Weather              Seasonal health             Contextual integration and
                                                                                content links
------------------------------------------------------------------------------------------------------------------------

____________________

* * *   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.


------------------------------------------------------------------------------------------------------------------------
                                  Channel                  Area                           Type              Impressions
------------------------------------------------------------------------------------------------------------------------
                               Other comparable                                 As mutually agreed by the
                               promotions                                       parties.
------------------------------------------------------------------------------------------------------------------------
Level Two: Contextual
 Integration (con't)
------------------------------------------------------------------------------------------------------------------------
Netscape                       Lifestyles           Womens, Mens and other      Contextual link
------------------------------------------------------------------------------------------------------------------------
                               Families             Teens, Senior               Contextual link
------------------------------------------------------------------------------------------------------------------------
                               Sports               Sports Medicine             Contextual link
------------------------------------------------------------------------------------------------------------------------
                               Other comparable                                 As mutually agreed by the
                               promotions                                       parties.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

Digital City                   Travel               Health news, weather        Contextual link
------------------------------------------------------------------------------------------------------------------------
                               Dining Guide         Healthy eating              Contextual link
------------------------------------------------------------------------------------------------------------------------
                               Sports               Sports injuries             Contextual link
------------------------------------------------------------------------------------------------------------------------
                               Other comparable                                 As mutually agreed by the
                               promotions                                       parties.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

Level Three: Broad Reach                                                                                     * * *
------------------------------------------------------------------------------------------------------------------------
AOL                                                 Run of Service              Banner rotation
------------------------------------------------------------------------------------------------------------------------
                                                    E-mail                      Banner rotation
------------------------------------------------------------------------------------------------------------------------
                                                    People Connection           Banner rotation
------------------------------------------------------------------------------------------------------------------------
                                                    Member Directory            Banner rotation
------------------------------------------------------------------------------------------------------------------------
                                                    Other comparable            As mutually agreed by the
                                                    promotions                  parties.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

AOL.com                                             Home Page                   Banner rotation
------------------------------------------------------------------------------------------------------------------------
                                                    Run of Hometown             Banner rotation
------------------------------------------------------------------------------------------------------------------------
                                                    Run of Service              Banner rotation
------------------------------------------------------------------------------------------------------------------------
                                                    Instant Messenger           Banner rotation
------------------------------------------------------------------------------------------------------------------------
                                                    Other comparable            As mutually agreed by the
                                                    promotions                  parties.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

CompuServe                                          Run of Service              Banner rotation
------------------------------------------------------------------------------------------------------------------------
                                                    CompuServe.com Run of       Banner rotation
                                                    Service
------------------------------------------------------------------------------------------------------------------------
                                                    Other comparable            As mutually agreed by the
                                                    promotions                  parties.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

Netcenter                                           Netcenter Run of Service    Banner rotation
------------------------------------------------------------------------------------------------------------------------
                                                    Other comparable            As mutually agreed by the
                                                    promotions                  parties.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

Digital City                                        City Main Page              Banner rotation
------------------------------------------------------------------------------------------------------------------------
                                                    Run of Service              Banner rotation
------------------------------------------------------------------------------------------------------------------------

____________________

* * *   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.


------------------------------------------------------------------------------------------------------------------------

                                  Channel                  Area                           Type              Impressions
------------------------------------------------------------------------------------------------------------------------
                                                    Other comparable            As mutually agreed by the
                                                    promotions                  parties.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
 * * *                          * * *                                                                         * * *
------------------------------------------------------------------------------------------------------------------------

____________________

* * *   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A-2: Programming Plan

AOL HEALTH CHANNEL
------------------

Partner provides:  Daily columns, daily tips, expert advice, and personalization
----------------
tools for the AOL Health Channel.

Partner receives:  Permanent branded presence and minimum of two lines of text
-----------------
links on the AOL Health main screen; permanent branded presence on Today in Health and all applicable Conditions and Treatments screens; co-branding on new "My Health"(or other name TBD) area to be developed jointly; co-branding on new public health area to be developed jointly; contextually appropriate content integration and promotion throughout the Health Channel as determined by AOL; chats integrated in to AOL chat area (provided AOL technology is used).

Section 1 - General Content Requirements

1.  List the Programming which Partner is Required to Provide

    .  AOL Health Main Screen:

       . Daily tip/editorial branded from Dr. Koop (links directly to co-branded affiliated site, same area each day). Should change daily Monday-Friday at a minimum.

       . Daily Health with Nancy Snyderman (links directly to co-branded affiliated site, same area each day) Should change daily Monday-Friday at a minimum.

       . Target audience: General appeal, as a way to bring new members into AOL
         Health.

       . ICP shall present AOL with other ideas for main screen promotion for ICP in this space from time to time.

    .  Today in Health

       . Today's Tip (feature on Today in Health which links to AOL Health's
         Today's Tip screen, can have up to three drkoop links that from there go directly to co-branded affiliated site)

       . Exclusive news story in the "Top Stories" section -at least one daily
         (link to full article will go directly to co-branded affiliated site)

    .  Programming features on "My" Health screen, to include at launch:

       . Four health newsletters (weekly): Families, Women, Men, Seniors (AOL to fulfill mailing)

       . Alerts/Special Reports on news of broad interest to consumers

       . "Staying Healthy with Dr. Koop" feature

       . Drug Checker

       . Two additional tools, which can either be co-developed or developed separately by DrKoop.com, which fit the programming approach of this screen, e.g., Medication Tracker

       . Health Risk Appraisal "Preventionnaire"

  ("My Health" screen will be hosted and programmed by AOL and will be a co-branded screen featured as a new department on the AOL Health main screen. Drkoop will provide content for up to * * * of the programming features on such screen. Drkoop.com links from My Health area will go directly to co-branded site.)

 .  After "My Health" launches:

    . DrKoop.com should build and add new Health Risk Appraisals (HRA) and other ICP tools. AOL will select at its discretion from new tools available such that up to * * * of core tools on "My Health" screen will come from drkoop.com. AOL will have the ability to integrate in HRAs and tools from other partners.

    . DrKoop.com and AOL shall work together to develop additional elements for "My Health".

    . Due to the rapidly changing environment, AOL staff and DrKoop.com staff should meet at least quarterly to review the programming elements of "My Health" and then brainstorm, develop and implement new concepts.

    . Target audience: Members interested in proactively managing their health. Programming will be broad enough to reach those interested in wellness, general health issues particular to that individual, disease prevention and disease management.

 .  "Managing My `Condition'"

    . Information, tools and other resources (e.g., newsletters) to help members manage a specific condition.. It should complement, not duplicate the content provided by Mayo Clinic. All programming on the screen should relate to the specific condition to enable members to manage their condition wisely.

    .  Target audiences: Members with a specific condition.

    . Each "Managing My `Condition'" will be integrated within the Health Channel's specific topic screen, as appropriate, e.g., "Managing My Diabetes" will be featured along with other contextually appropriate links on the Health Channel's Diabetes screen.

    . Drkoop.com will provide and program an individual "Managing my Condition" screen for the top 25 conditions at initial launch, with others to be developed as mutually agreed upon, under a defined timeframe.

 .  Expert Features

    . Dr. Koop and Dr. Snyderman features, as well as any new medical experts with whom Drkoop.com many form a relationship, will reside on Message Boards, Chats and Experts and will be promoted on key AOL Health channel screens from time to time as deemed appropriate by AOL.

 .  Dr. Koop Speaks About...

    . Programming focusing on broad public health issues.. Program would center around an opinion written by drkoop.com experts, including Dr. Koop himself, but should also include links to various related information, e.g., statistics, additional background on the topic.

    . Target audience: Members who recognize Dr. Koop's name and who are interested in learning more about his opinion on various topics.

    . This programming will be integrated within the relevant topic screens and will be promoted on various channel screens, as appropriate.

____________________

* * *   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

    . If Dr. Koop is unavailable for any reason to provide this feature, then another nationally known expert may be substituted subject to AOL's approval.

2.  What programming is Partner required to provide on an exclusive basis?

    The Dr. Koop Special Report/daily feature that will be a permanent feature of the AOL Health Main Screen.

Will the Partner provide live events? Yes, frequency TBD as opportunities are identified.

3.  Required frequency of updates.

         As dictated by the various elements, e.g., newsletters on a weekly basis; Dr Koop and Dr. Snyderman features on the AOL Health main screen updated on a daily basis; alerts/special reports updated as needed.

4.  What publishing format(s)?:  HTML

Section 2 - Community Requirements

1.  Will the Partner host message boards?

          Yes (already existing), residing within their area. Partner agrees to provide monitoring consistent with AOL's best practices.

2.  Will the Partner host Chat?

          Yes, will be integrated into the AOL Health Channel chat screens, and will be promoted on a regular basis within the Message Boards, Chats, and Experts area. Partner agrees to provide monitoring consistent with AOL's best practices.

3. Will the Partner provide or promote Newsletters? Yes, at launch, four (Families, Women, Men and Seniors' Health) will be featured on "My Health". Based on the success of these newsletters, additional, topic-specific newsletters may be added, e.g., depression, arthritis, which would be featured on the appropriate topic screens subject to the agreement of both parties.

4. What are the Member Registration requirements or restrictions? Subject to terms of agreement.

5.  Ownership of the community areas/content in the Partner's area?

          The Partner will own all of the community areas provided within the Partner's co-branded area.

6. What are the co-branding requirements in the community areas? Subject to the co-branding terms of the agreement.

7. What are navigation requirements from the AOL Community/Message Board's? Chats and experts will be integrated within the Health Channel's Message Boards, Chats & Experts screen. Chats must be regularly scheduled and will be integrated topically. Experts will be integrated by topic. Partner will provide return navigation links to the relevant AOL community areas from within the co-branded area .

8. Performance and Quality standards Partner must meet in community areas. Subject to terms of agreement.

9. Must the Partner use AOL provided community tools? Yes, subject to terms of agreement.

AOL.COM
-------

DrKoop.com will provide health-related content, tools and personalization for the average consumer on a co-branded mirrored site with the domain drkoop.aol.com.
--------------

The content will consist of a news feed of original medical and health-related stories written by DrKoop.com reporters; sports-injury reports (as they become available); advice from medical professionals; weekly general-interest health features promoting articles covering a variety of topics; reference materials; and consumer health care information that provides an introduction to the industry and terms used.

Drkoop.com tools and personalization will be intimately linked to the core areas of the AOL.com Health Webcenter. In addition drkoop.com will provide fun tools as they become available, such as a tool showing the relationship between calories eaten and the exercise needed to work it off, and a daily poll.

Section 1 - General Content Requirements

1. List the Programming which Partner is Required to Provide (News, Features, Statistics, etc.):

       DrKoop.com will provide the following co-branded content:

    . Weekly features for demographically targeted Health Web Center departments
    . Daily (Monday-Friday minimum) original health news on topics related to health and health-care, including government policy
    .  A feed of DrKoop.com health stories for the AOL My News product
    .  Expert advice columns from Nancy Snyderman
    . HTML code for widgets such as the Drug Checker, medication tracker and immunization tracker (as they become available)
    .  Up-to-date sports injury reports (as they become available)
    . Health tips, updated weekly, that provide a very brief teaser that links to a full description.
    . Consumer information on the health-insurance industry: articles, calculators, lexicon and any other materials needed to provide users with a general understanding of how health care plans work (as they become available)

2.  Will the Partner provide live events?
       Not at first. When AOL.COM supports Web auditorium events, live events will be discussed.

3.  Required frequency of updates.

       Broad features should be updated at least weekly, while news-oriented features (daily heath news, daily sports injury news) should be updated at least on a daily basis. The poll should be updated as needed to retain timeliness. Other content will be static.

       The partner will provide up-to-date editorial calendars of content that will appear in co-branded areas. The partner will also meet weekly via conference call with AOL.COM editorial staff to discuss upcoming content, review previous editorial content, coordinate promotion of the Health Web Center (such as providing graphics for use on the AOL.COM home page), and suggest other possible content for the Health Web Center and other applicable AOL.COM content areas.

4.  What publishing format(s)?:  HTML only.

Section 2 - Community Requirements

1.  Will the Partner host message boards? NO
2.  Will the Partner host Chat?

       Partner's chat that will be integrated into AOL.com chat, provided that AOL technology and tools are used. Partner agrees to provide monitoring consistent with AOL's best practices. Partner will provide return na vigation links to the relevant AOL community areas from within the co-branded area.





                                                               Placement      Branded                              Content
          AOL Product    Channel/Area          Screen            Type           Y/N         Frequency             Linked To
 -----------------------------------------------------------------------------------------------------------------------------------
    1  AOL.com              Health              Index           Feature          Y            Weekly           Feature article
 -----------------------------------------------------------------------------------------------------------------------------------
    2  AOL.com              Health              Index          Headlines         N            Daily          Relevant news story
 -----------------------------------------------------------------------------------------------------------------------------------
    3  AOL.com              Health              Index        Expert advice       N            Weekly            Expert advice
 -----------------------------------------------------------------------------------------------------------------------------------
    4  AOL.com              Health              Index            Poll            N            Weekly            Results page
------------------------------------------------------------------------------------------------------------------------------------
    5  AOL.com              Health              Index           Widget           Y            Static            Drug checker
------------------------------------------------------------------------------------------------------------------------------------
    6  AOL.com              Health          Womens Health       Feature          Y            Weekly           Feature article
------------------------------------------------------------------------------------------------------------------------------------
    7  AOL.com              Health          Womens Health    Expert advice       N            Weekly        Expert advice aggregate
                                                                                                                   area
------------------------------------------------------------------------------------------------------------------------------------
    8  AOL.com              Health          Womens Health       Widget           Y            Static       Medication tracker (once
                                                                                                                  available)
------------------------------------------------------------------------------------------------------------------------------------
    9  AOL.com              Health          Womens Health       Widget           Y            Static           Drug checker
------------------------------------------------------------------------------------------------------------------------------------
   10  AOL.com              Health           Mens Health        Feature          Y            Weekly          Feature article
------------------------------------------------------------------------------------------------------------------------------------
   11  AOL.com              Health           Mens Health     Expert advice       N            Weekly       Expert advice aggregate
                                                                                                                  area
------------------------------------------------------------------------------------------------------------------------------------
   12  AOL.com              Health           Mens Health        Widget           Y            Static        Medication tracker
------------------------------------------------------------------------------------------------------------------------------------
   13  AOL.com              Health           Mens Health        Widget           Y            Static           Drug checker
------------------------------------------------------------------------------------------------------------------------------------

       AOL Product      Channel/Area           Screen       Placement Type    Branded       Frequency               Linked To
                                                                               Y/N
------------------------------------------------------------------------------------------------------------------------------------
   14  AOL.com             Health        Childrens Health      Feature          Y           Weekly             Feature article
------------------------------------------------------------------------------------------------------------------------------------
   15  AOL.com             Health        Childrens Health   Expert advice       N           Weekly         Expert advice aggregate
                                                                                                                    area
------------------------------------------------------------------------------------------------------------------------------------
   16  AOL.com             Health        Childrens Health      Widget           Y           Static          Medication tracker (once
                                                                                                                   available)
------------------------------------------------------------------------------------------------------------------------------------
   17  AOL.com             Health        Childrens Health      Widget           Y           Static        Immunization Tracker (once
                                                                                                                  available)
------------------------------------------------------------------------------------------------------------------------------------
   18  AOL.com             Health        Childrens Health      Widget           Y           Static              Drug checker
------------------------------------------------------------------------------------------------------------------------------------
   19  AOL.com             Health         Seniors Health       Feature          Y           Weekly             Feature article
------------------------------------------------------------------------------------------------------------------------------------
   20  AOL.com             Health         Seniors Health    Expert advice       N           Weekly        Expert advice aggregate
                                                                                                                    area
------------------------------------------------------------------------------------------------------------------------------------
   21  AOL.com             Health         Seniors Health       Widget           Y           Static         Medication tracker (once
                                                                                                                   available)
------------------------------------------------------------------------------------------------------------------------------------
   22  AOL.com             Health         Seniors Health       Widget           Y           Static               Drug checker
------------------------------------------------------------------------------------------------------------------------------------
   23  AOL.com             Health           Fitness &          Feature          Y            Daily             Sports injury news
                                         Sports Medicine
------------------------------------------------------------------------------------------------------------------------------------
   24  AOL.com             Health          Alternative         Widget           Y           Static               Drug checker
                                             Medicine
------------------------------------------------------------------------------------------------------------------------------------
   25  AOL.com             Health        Diet & Nutrition  Tip or Factoid       N           Weekly         Full description of tip
------------------------------------------------------------------------------------------------------------------------------------

                                                                 Placement      Branded
    AOL Product              Channel/Area       Screen             Type           Y/N        Frequency            Linked to
------------------------------------------------------------------------------------------------------------------------------------
   26  AOL.com               Health            Doctors,            TBD           TBD            TBD        Health insurance consumer
                                           Insurance, HMOs                                                      info resources
                                               and More
------------------------------------------------------------------------------------------------------------------------------------
   27  AOL.com               Health        Health & Beauty   Tip or Factoid       N           Weekly       Full description of tip
------------------------------------------------------------------------------------------------------------------------------------
   28  AOL.com               Sports             Index             Link            Y            Daily       Sports injury news (once
                                                                                                                  available)
-----------------------------------------------------------------------------------------------------------------------------------
   29  AOL.com               Sports         Fantasy Sports        Link            Y            Daily       Sports injury news (once
                                                                                                                  available)
-----------------------------------------------------------------------------------------------------------------------------------
   30  AOL.com               My News             N/a            Headlines         Y            Daily       Health-related news
                                                                                                                  stories
-----------------------------------------------------------------------------------------------------------------------------------

COMPUSERVE
----------

Section 1 - General Content Requirements

 . drkoop.com will be the Anchor Tenant for CompuServe Health & Fitness Channel, which includes prominent Channel wide branding (e.g.: CompuServe Health &
Fitness with drkoop.com).

 . CompuServe will link to drkoop.com tools, databases, articles, and features, co-branded for CompuServe Health, throughout the Health Channel, as shown below or as mutually agreed upon.

 . drkoop will be a special featured partner in the Fitness and Nutrition Departments as shown

 . drkoop.com will supply the top feature article for the Health Channel, plus additional articles for designated Departments, and for the Family, Over 50, and Women's Channels.

 . Partner will provide weekly teaser text for additional content links to co-branded site: Nutrition Department: The Daily Special; Ask the Expert; Fitness
Dept: Ask the Expert; 4 Get Fit

 . Content will be provided in HTML coded format, preferably by automatic feed. Should automatic feed be impractical, Partner will update content using CompuServe's Content Submission Manager tool (CSM)

 . drkoop.com to provide fully co-branded site. drkoop.com will link to CompuServe Forums from Co-branded pages and will not link to drkoop.com Communities from these pages.

 . As other tools and utilities are added to the drkoop co-branded area, placements will be added on the CompuServe Health & Fitness Channel

Section 2 - Community Requirements

 . To the extent technically feasible, drkoop.com community chats will be integrated with the CompuServe Forum chat applet to allow participation by CompuServe members in already scheduled chats.

 . Should this prove to be impossible, drkoop and AOL will mutually identify opportunities for live chat events per month within CompuServe Forums.

Section 2 (Continued) -  Other Requirements

 .  GO DRKOOP will take CompuServe members to the Co-Branded site top page.

 . CompuServe will add drkoop.com to its CompuServe Search and Internet "try this first".

 . Drkoop.com will be the anchor tenant for CompuServe's Health & Fitness Channel with prominent branding throughout the Channel in the top Channel banner.

 . Additional branding will be included on special features throughout the Channel, as mutually agreed.

 . The co-branded site will include the CompuServe Health & Fitness Channel banner and top bar site navigation across the top; navigation links across the bottom, and a portion of the left navigation reserved for links to Forums.

Most links to the Co-branded site will be one or two clicks from the top of the Channel, except for articles supplied to each Department which are three clicks (see attached chart). Note on programming plan: subject to change based on new content available from drkoop.com in each of the identified subject areas.


Page/Department               Item                     Source/              Brand                                 Notes
                                                      Destination
Health Channel Top   Channel Banner              N/a              Logo integrated     drkoop.com Anchor Tenancy:  Channel to be
                                                                  with Channel        billed as "Compuserve Health & Fitness, with
                                                                  banner throughout   drkoop.com" or other equivalent language to
                                                                  Channel             be agreed upon.
------------------------------------------------------------------------------------------------------------------------------------
Health Channel Top   Top Feature Story; teaser   Provided by      drkoop.com          Top story, above the scroll
                     and link to second page.    drkoop.com       branded story
------------------------------------------------------------------------------------------------------------------------------------
Health Channel Top   Links to Databases          drkoop.com Csv.  None                Search boxes for Drugs; Encyclopedia; Web
                                                 CoBrand pages                        Site Reviews
------------------------------------------------------------------------------------------------------------------------------------
Health Channel Top   Dr. Nancy                   Provided by      Daily Health with   Title links to Ailments Dept.
                                                 drkoop.com       Dr. Nancy
------------------------------------------------------------------------------------------------------------------------------------
Health Channel Top   Dr. Koop's Corner           Department page  Name can change     See below for destination content
------------------------------------------------------------------------------------------------------------------------------------
Dr. Koop's Corner    Monthly topical feature     Provided by      Branded             Feature links to co-branded site throughout.
                     (seasonal; health month)    drkoop.com                           Right navigation will have Compuserve related
                                                                                      links.
------------------------------------------------------------------------------------------------------------------------------------
Ask the Experts      Descriptions of Experts     drkoop experts   Branded             Links to cobranded for biographies, archives
                     and links for more          as well as any                       and to ask a question
                                                 CompuServe Forum
                                                 experts
------------------------------------------------------------------------------------------------------------------------------------
Fitness              Fitness files  teaser and   Provided by      If desired          Top story, above the scroll,
                     link to second page         drkoop.com                           pertaining to fitness.
------------------------------------------------------------------------------------------------------------------------------------
Fitness              Ask the Expert Questions    Provided by      If desired          Links to full Q&A on cobranded site;
                     of the week                 drkoop.com                           links to ask your questions and FAQ
                                                                                      on co-branded site.
------------------------------------------------------------------------------------------------------------------------------------
Fitness              Fitness Facts link (right   drkoop.com Csv.                      Links to co-branded page
                     Nav)                        CoBrand pages
------------------------------------------------------------------------------------------------------------------------------------
Fitness              Links to drkoop Fitness     drkoop.com Csv.  Branded             Links to Fitness Files, Four Get
                     Center sections             CoBrand pages                        Fit; Ask the Expert; Weekly Fitness;
                                                                                      Fitness Facts
------------------------------------------------------------------------------------------------------------------------------------
Fitness              Four Get Fit                drkoop.com Csv.  If desired          Links to co-branded pages
                                                 CoBrand pages
------------------------------------------------------------------------------------------------------------------------------------
Fitness & Nutrition  Links to drkoop centers     drkoop.com Csv.  Branded             Right Nav:  Links to Fitness Center;
Departments                                      CoBrand pages                        Nutrition Center; Tackling Tobacco;
                                                                                      Preventionaire; Prevention Center
------------------------------------------------------------------------------------------------------------------------------------
Nutrition            Nutrition for Healthy       Provided by      Branded             Links to full article on second page.
                     Living feature              drkoop.com                           Links from that article to co-branded site.
------------------------------------------------------------------------------------------------------------------------------------


Page/Department           Item                        Source/Destination   Brand               Notes
------------------------------------------------------------------------------------------------------------------------------------
Nutrition                 Daily special               Provided by          Branded             Teaser links to recipe on co-branded
                                                      drkoop.com                               site.
------------------------------------------------------------------------------------------------------------------------------------
Nutrition                 Ask the Expert              Provided by          Branded             Links to full Q&A on cobranded site;
                                                      drkoop.com                               links to ask your questions and FAQ
                                                                                               on co-branded site.
------------------------------------------------------------------------------------------------------------------------------------
Nutrition                 Links to drkoop centers     drkoop.com Csv.      Branded             Links to Nutrition for your
                                                      CoBrand pages                            condition; Vitamins and Minerals;
                                                                                               Healthy Recipes; Nutrition for
                                                                                               Healthy Living  (right and left nav)
                                                                                               on co-branded site
------------------------------------------------------------------------------------------------------------------------------------
Ailments & Conditions     Top Feature Dr. Nancy Q&A   Provided by          drkoop.com branded  Content relating to ailments and
                                                      drkoop.com                               conditions. Links to full story on
                                                                                               CompuServe site.  Links to archives
                                                                                               and ask a question go to co-branded
                                                                                               site.
------------------------------------------------------------------------------------------------------------------------------------
Ailments & Conditions     Links to Databases          drkoop.com Csv.                          Links to Drug DB, Medical
page and each                                         CoBrand pages                            Encyclopedia, and other tools as
Specialty Center                                                                               available.
------------------------------------------------------------------------------------------------------------------------------------
Ailments & Conditions     Links to Specialty Centers  CompuServe pages                         Specialty Centers for each condition
------------------------------------------------------------------------------------------------------------------------------------
Diabetes; Heart; Pain;    Top Feature Story; teaser   Provided by          drkoop.com          Top story, above the scroll,
and Cancer Specialty      and link to second page     drkoop.com           branded story       pertaining to subject area
Centers
------------------------------------------------------------------------------------------------------------------------------------
Research                  Links to relevant           drkoop.com Csv.      drkoop.com Branded  ICP is contractually permitted to
                          Databases and tools         CoBrand pages                            such databases and tools

------------------------------------------------------------------------------------------------------------------------------------
Women's Health            Top Feature Story; teaser   Provided by                              Top story, above the scroll,
                          and link to second page     drkoop.com                               pertaining to Women's Health.
------------------------------------------------------------------------------------------------------------------------------------
Women's Health            Dr. Nancy Question          Provided by                              Links to co-branded pages
                                                      drkoop.com
------------------------------------------------------------------------------------------------------------------------------------
Men's Health              Top Feature Story; teaser   Provided by                              Top story, above the scroll,
                          and link to second page     drkoop.com                               pertaining to Men's Health.
------------------------------------------------------------------------------------------------------------------------------------
Womens, Mens and Mental   drkoop centers              drkoop.com Csv.      Branded             Links to Various Centers on co-
Health                                                CoBrand pages                            branded site(may change as
                                                                                               appropriate for subject area):
                                                                                               Managing Stress; Fitness; Nutrition;
                                                                                               Tobacco; Prevention; Safety; etc.)
------------------------------------------------------------------------------------------------------------------------------------
Children's Health         Top Feature Story; teaser   Provided by                              Top story, above the scroll,
                          and link to second page     drkoop.com                               pertaining to pediatric Health.
------------------------------------------------------------------------------------------------------------------------------------
Mental Health             Top Feature Story; teaser   Provided by                              Top story, above the scroll,
                          and link to second page     drkoop.com                               pertaining to Mental Health
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
The Family Channel        Feature Story; teaser &     Provided by      Branded Story           Top story, above the scroll,
                          link to second page         drkoop.com                               pertaining to Pediatric Health.
                                                                                               Different from that in Children's
                                                                                               Health
------------------------------------------------------------------------------------------------------------------------------------
The Family Channel        Link to drkoop.com          drkoop.com Csv.                          Links to the drkoop.com/Health
                          Co-branded Site             CoBrand pages                            Channel Co-branded pages Top. Adds
                                                                                               additional incremental traffic.
------------------------------------------------------------------------------------------------------------------------------------
The Women's Channel:      Feature Story; teaser &     Provided by          Branded Story       Top story, above the scroll,
Health & Beauty           link to second page         drkoop.com                               pertaining to Women's Health.
                                                                                               Different article than that in Health
                                                                                               Channel Women's Health
------------------------------------------------------------------------------------------------------------------------------------
The Women's               Link to drkoop.com          drkoop.com Csv.                          Links to the drkoop.com/Health
Channel: Health &         Co-branded Site             CoBrand pages                            Channel Co-branded pages Top. Adds
Beauty                                                                                         additional incremental traffic.
------------------------------------------------------------------------------------------------------------------------------------
Over 50                   Feature Story; teaser &     Provided by          Branded Story       Top story, above the scroll,
                          link to second page         drkoop.com                               pertaining to Aging.

------------------------------------------------------------------------------------------------------------------------------------
Over 50                   Link to drkoop.com          drkoop.com Csv.                          Links to the drkoop.com/Health
                          Co-branded Site             CoBrand pages                            Channel Co-branded pages Top. Adds
                                                                                               additional incremental traffic.
------------------------------------------------------------------------------------------------------------------------------------
Research Channel          Links                       drkoop.com Csv.      Branded             Links to co-branded site for medical
                                                      CoBrand                                  research
------------------------------------------------------------------------------------------------------------------------------------

NETSCAPE NETCENTER
------------------

Drkoop.com will be the premier provider of branded, general health & wellness information and utilities.


Drkoop.com will provide comprehensive, trusted consumer healthcare information and services to empower users to better manage their personal health. The focus of drkoop.com's content will be based heavily around consumer trends in health. Drkoop.com brands and quality content will help to build a trusted relationship with users which will be the foundation for the later phases of empowering the consumer in disease & wellness management.

Phase 1: Provide comprehensive, consumer-focused healthcare information & utilities:
 . generalized health & wellness info (most frequently requested health info) . deeper disease-specific, medical diagnostic, & medical reference info
 . interactive, time-saving tools to help the consumer manage their health online

Phase 2: Deeper integration of ICP Tools as mutually agreed.

Section 1 - General Content Requirements

1.  List the Programming which Partner is Required to Provide:

    .  News & Features - note: Daily = Mon.-Fri. at a minimum

       .  Health News (updated: daily)

       .  Health Breakthroughs / Health Tech (updated: daily) - as available

       .  Daily Health with Dr. Nancy Syderman (updated: daily)

       .  Announcements & Recalls (updated: as appropriate)

       .  Health Tip (updated: daily)

    .  Tools & Utilities

       .  Polls (updated: same frequency as on drkoop.com.com)

       .  Drug Checker (updated: N/A)

       .  Conditions & Concerns (updated: N/A)

       . Additional Tools (in development) TBD - commitment that new tools will be made available in same timeframe.

    . News, Features, Tools & Utilities will be threaded throughout the Health Index page and appropriate Health Department pages:

       .  Diseases & Conditions
       .  Diet & Nutrition
       .  Exercise & Fitness
       .  Health & Beauty
       .  Alternative Health
       .  Emotional Health
       .  Sexual health
       .  Doctors, Insurance, HMOs
       .  Women's Health
       .  Men's Health
       .  Children's Health

       .  Senior's Health
       .  Disease Centers
          .  Cancer Center
          .  HIV/AIDS
          .  Diabetes
          .  Anorexia/Bulemia

    . Health Breakthroughs area: New area to be created and hosted by drkoop.com that is threaded throughout the relevant Netcenter Health Departments. Content of Health Breakthroughs area will include new medical products and how they are beneficial or harmful; product recalls; feature news items, `watchdogs' and special reports.

    . MyHealth: My Health will be a customizable Health index page, leveraging Netscape's personalization technology, at AOL's option. This page will be hosted by Netscape, but will have direct links to drkoop.com's co-branded affiliated site. Appropriate tools from drkoop.com will be integrated into the product offering as mutually agreed.

    . MyNetscape - Partner will provide as a "widget" their most popular tool/utility/feature(s) to be included on the MyNetscape page, at AOL's option.

2.  Will the Partner provide live events?
    Partner will provide live events focused on featured speakers / specific topics with the same frequency as offered on drkoop.com.

3.  Required frequency of updates.  See above.

4. What publishing format(s): HTML & XML feeds (for any daily changing content).

Section 2 - Community Requirements

1.  Will the Partner host message boards?  TBD.

2.  Will the Partner host Chat?

    Yes, drkoop.com's chat will be integrated in to Netcenter Health chats, provided the AOL technology is used.

3.  Will the Partner provide or promote Newsletters?  Yes, as appropriate.

4. Links: Contextual content links within the message board headers and footers shall refer to AOL-native products where it is feasible.

DIGITAL CITY:
-------------

Dr. Koop will be the Premier Health Partner for DCI. This means that Dr. Koop will have a top-level banner sponsorship, permanent placement of badges and branded content integration. We will feature other providers' content in a complementary way so that we offer a well-rounded product to our users.

Drkoop.com chats will be integrated into DCI Support Online, provided that AOL technology is used. Daily shall mean Monday through Friday, at a minimum.


Overview of placements on DCI-hosted pages

Center    Page                   Item                               Source/      Brand   Frequency          Notes
                                                                  Destination
------------------------------------------------------------------------------------------------------------------------------------
Health    City Main              Top Level Sponsor Banner           Drkoop.com   Logo/  Daily     This is the center bar above the
                                                                                 banner           health navigation and dail story
                                                                                                  promotion.
------------------------------------------------------------------------------------------------------------------------------------
Health    Support Online         Sponsorship of the main page       Drkoop.com   Logo/  Daily     This is an area dedicated to
          (Community Page)                                                       badge            member interactionn for people to
                                                                                                  discuss specific health-related
                                                                                                  issues. Drkoop.com could sponsor
                                                                                                  this area.
------------------------------------------------------------------------------------------------------------------------------------
Health    City Main              Health articles                    Drkoop.com   Logo   Daily     2-3 topical articles that point to
                                                                                                  an interim page that contains the
                                                                                                  main article and summaries that
                                                                                                  point to the Drkoop.com site.
------------------------------------------------------------------------------------------------------------------------------------
Health    Health                 Sponsorship of condition main      Drkoop.com   Text/  Monthly   We give the consumer the
          Condition              main page                                       badge            opportunity to get basic
                                                                                                  information and current news
                                                                                                  related to that condition.
------------------------------------------------------------------------------------------------------------------------------------
Health    Health Category        Category Main page                 Drkoop.com   Logo   As        Integrate co-branded text
                                                                                        needed    articles into the category box.
                                                                                        after     This textbox resides on the main
                                                                                        first     city pages and all of the
                                                                                        phase     secondary pages.
------------------------------------------------------------------------------------------------------------------------------------
Health    Local Health           Interactive content, Information   Drkoop.com   Badge  monthly   Local content integration (non-
          Resources              Databases                                                        exclusive)
------------------------------------------------------------------------------------------------------------------------------------
DCI       1-of-24 Ticker City    Sponsorship of a top 10 list       Drkoop.com   Logo   Daily     We plan to have an informational
          Main Page                                                                               ticker that will reside on the
                                                                                                  front page of each city. 24
                                                                                                  locally-relevant topics will
                                                                                                  rotate through the ticker.
------------------------------------------------------------------------------------------------------------------------------------

A-3: Customization and Co-branding Requirements
-----------------------------------------------

ICP Internet Sites.  ICP shall create, at its sole expense, a fully customized
------------------
site for each of the AOL Properties and warrants that it also shall implement, at its sole expense, any appropriate infrastructure additions to the ICP Internet Site to support the projected traffic growth on such ICP Internet Sites. Such customization shall include, without limitation:

(a)  Standard Customization
---  ----------------------
     (i) the inclusion of a toolbar (the parameters, specifications and format of which are listed below) at the top and bottom of each page of the ICP Internet Site, which, among other things, will provide navigation back to the AOL Network;

     (ii)  various additional co-branding elements as specified below;

     (iii) the creation of links in connection with communication services on the ICP Internet Sites to the corresponding or equivalent communication services or areas of the ICP Internet Site of the appropriate AOL Property (e.g., chat from the ICP Internet Site of the AOL Service will link to the chat area on the AOL Service); and

     (iv) the linking of each ICP Internet Site to an URL which contains the location code for the appropriate AOL brand (e.g., www.drkoop.aol.com) or any such other URL as determined by AOL in its sole discretion).


(b)  AOL Service.  Please see attached co branding mockup.
----------------

AOL Brands Cobranding
Usage Guidelines [AOL Confidential]
10 June 99

                                    AOL interim hat
                                    585w 30h
                                    position at (0,0)
                                    logo art, main & help buttons provided to size



X = height of capital A  AOL Presents


9.1  aol cobrand eyebrow

1. typographic art
   provided to size--extend
   baseline rule to full
   width of partner brand;
2. positioning
   set eyebrow at minimum
   2 pixels above partner
   brand, left- aligned with
   the brand;
3. clear space
   provide clear space
   (see x) above the
   eyebrow equal to the
   height of the letter A.
4. type specs
   AOL brand set in Thesis
   Sans Extra Bold Plain
   all caps. Presents set
   in Thesis Sans Semi Bold
   Plain. Type should be no
   smaller than 14 pt.


                            aol interim footer
                            585w 30h
                            position at (0,0)
                            logo art, main & help buttons provided to size

(c)    AOL.com
       -------
ICP shall create a version of the ICP Internet Site customized for distribution through AOL.com (the "ICP-AOL.com Site") by (w) developing the ICP-AOL.com Site as a "cul de sac" site containing no links outside of the ICP-AOL.com Site other than to AOL.com, other AOL or third party Content determined by AOL, or advertisements permitted under this Agreement, (x) displaying on each page of the ICP-AOL.com Site headers and footers of size and type determined by AOL and which contain both AOL.com and ICP branding, links to AOL.com, a Netfind search box and two (2) promotional spaces to be programmed by AOL, (y) programming each page of the ICP-AOL.com Site with a co-branded domain name (e.g., drkoop.aol.com) and (z) matching the look and feel of AOL.com on the ICP-AOL.com Site. ICP will, in accordance with the Programming Plan, and subject to the terms of this Agreement, (1) provide AOL with Content for the areas and screens of AOL.com described in the Programming Plan, and (2) program and manage the Content on the ICP-AOL.com Site for distribution through AOL.com. All terms and conditions of this Agreement applicable to the ICP Internet Site shall apply to the ICP-AOL.com Site except as expressly otherwise stated.

(d)    CompuServe Service and CompuServe.com

ICP/CompuServe co-branded as follows: (a) the ICP-CompuServe Site will be framed on each page across the top and along the left side using the then-current navigation of the CompuServe Health Channel and the left side navigation will comprise the Health Channel navigation bar; (b) ICP shall eliminate the use of "pop-up" windows, screens and similar types of functionality in connection with the display of advertising, promotions or sponsorships on the ICP-CompuServe Site; (c) ICP shall program each page of the ICP-CompuServe Site with a co-branded domain name (e.g., drkoop.compuserve.com) and (e) ICP shall match the look and feel of CompuServe Service Health Channel on the ICP-CompuServe Site.

(e)    Digital City.  ICP/Digital City co-branded as follows: (x) displaying on
       ------------
each page of the ICP-Digital City Site headers and footers of size and type determined by AOL and which contain both Digital City and ICP branding, and links to Digital City; (y) programming each page of the ICP-Netcenter Site with a co-branded domain name (e.g., drkoop.digitalcity.com) and (z) matching the look and feel of Digital City on the ICP-Digital City Site.

(f)    Netscape Netcenter.  ICP/Netscape Netcenter co-branded as follows:  (x)
       ------------------
displaying on each page of the ICP-Netcenter Site headers, footers and navigation sidebar of size and type determined by AOL and which contain both Netscape and ICP branding, links to Netscape Netcenter, a search box ,two (2) promotional spaces to be programmed by AOL, and advertising space as desired by partner ; (y) programming each page of the ICP-Netcenter Site with a co-branded domain name (e.g., drkoop.netscape.com) and (z) matching the look and feel of
Netscape Netcenter on the ICP-Netcenter Site.   Within navigation sidebar, where
subdepartments exist under Netcenter Department headings, these will be broken out for navigational purposes.

                           EXHIBIT B  -- DEFINITIONS
                           -------------------------

DEFINITIONS.  The following definitions shall apply to this Agreement:
-----------

Advertising Revenues.  Aggregate amounts collected plus the fair market value of
--------------------
any other compensation received (such as barter advertising) by ICP or ICP's agents, as the case may be, arising from the license or sale of AOL Advertisements, less applicable Advertising Sales Commissions.

Advertising Sales Commission.  In the case of an AOL Advertisement, actual
----------------------------
amounts paid as commission to third party agencies in connection with sale of the AOL Advertisement.

Affiliate.  Any agent, distributor or franchisee of AOL, or an entity in which
---------
AOL holds at least a * * * equity interest.


* * *   Certain information on this page has been omitted and filed separately
------------------------------------------------------------------------------
with the Securities and Exchange Commission.  Confidential treatment has been
-----------------------------------------------------------------------------
requested with respect to the omitted portions.
-----------------------------------------------

AOL.com.  AOL's primary Internet-based Interactive Site marketed under the
-------
"AOL.COM(TM)" brand, specifically excluding (a) the AOL Service, (b) any international versions of such site, (c) CompuServe.com, Netscape Netcenter, any other CompuServe or Netscape products or services or interactive sites, (d) "ICQ(TM)," "AOL NetFind(TM)," "AOL Instant Messenger(TM)," "NetMail(TM)" or any similar independent product or service offered by or through such site or any other AOL Interactive Site, (e) any programming or Content area offered by or through such site over which AOL does not exercise complete operational control (including, without limitation, Content areas controlled by other parties and member-created Content areas), (f) any programming or Content area offered by or through the U.S. version of the America Online brand service which was operated, maintained or controlled by the former AOL Studios division, (g) any yellow pages, white pages, classifieds or other search, directory or review services or Content offered by or through such site or any other AOL Interactive Site, (h) any property, feature, product or service which AOL or its affiliates may acquire subsequent to the Effective Date and (i) any other version of an America Online Interactive Site which is materially different from AOL's primary Internet-based Interactive Site marketed under the "AOL.COM(TM)" brand, by virtue of its branding, distribution, functionality, Content or services, including, without limitation, any co-branded versions and any version distributed through any broadband distribution platform or through any platform or device other than a desktop personal computer.

AOL Look and Feel.  The distinctive and particular elements of graphics, design,
-----------------
organization, presentation, layout, user interface, navigation, trade dress and stylistic convention (including the digital implementations thereof) within the AOL Network and the total appearance and impression substantially formed by the combination, coordination and interaction of these elements.

AOL Member(s).  Authorized users (including any sub-accounts under an authorized
-------------
master account) of the AOL Network.

AOL Network.  (i) The AOL Service, (ii) AOL.com, (iii) CompuServe Service, (iv)
------------
CompuServe.com, (v) Digital City, (vi) Netscape Netcenter and (vii) any other product or service owned, operated, distributed or authorized to be distributed by or through AOL or its Affiliates worldwide through which such party elects to offer the ICP Internet Site, ICP Programming and/or Licensed Content (which may include, without limitation, AOL-related Internet sites, "offline" information browsing products, international versions of the AOL brand service, MovieFone, or ICQ).

AOL Property.  Any  product, service or property owned, operated, marketed,
------------
distributed, or authorized to be distributed by or through AOL or its Affiliates, including, without limitation, the AOL Service, AOL.com, and CompuServe Service, CompuServe.com, Digital City and Netscape Netcenter.

AOL Purchaser. (i) Any person or entity who enters the ICP Internet Site or the
-------------
ICP Programming from the AOL Network including, without limitation, from any third party area therein (to the extent entry from such third party area is traceable through both Parties' commercially reasonable efforts), and generates Transaction Revenues (regardless of whether such person or entity provides an e-mail address during registration or entrance to the ICP Internet Site which includes a domain other than an "AOL.com" domain); and (ii) any other person or entity who, when purchasing a product, good or service through an ICP Interactive Site, provides an AOL.com domain name as part of such person or entity's e-mail address and provided that any person or entity who has previously satisfied the definition of AOL Purchaser will remain an AOL Purchaser, and any subsequent purchases by such person or entity (e.g., as a result of e-mail solicitations or any off-line means for receiving orders requiring purchasers to reference a specific promotional identifier or tracking code) will also give rise to Transaction Revenues hereunder (and will not be conditioned on the person or entity's satisfaction of clauses (i) or (ii) above).]

AOL Service. The narrow-band U.S. version of the America Online brand service,
-----------
specifically excluding (a) AOL.com and any other AOL Interactive Site, (b) the international versions of an America Online service (e.g., AOL Japan), (c) the CompuServe(R) brand service and any other CompuServe products or services, (d) Netscape Netcenter(TM) and any other Netscape products or services, (e) "ICQ(TM)," "AOL NetFind(TM)," "AOL Instant Messenger(TM)," "Digital City(TM)," "NetMail(TM)," "Real Fans", "Love@AOL", "Entertainment Asylum," "AOL Hometown" or any similar independent product, service or property which may be offered by, through or with the U.S. version of the America Online brand service, (f) any programming or content area offered by or through the U.S. version of the America Online brand service over which AOL does not exercise complete operational control (including, without limitation, Content areas controlled by other parties and member-created Content areas), (g) any yellow pages, white pages, classifieds or other search, directory or review services or Content offered by or through the U.S. version of the America Online brand service, (h) any property, feature, product or service which AOL or its affiliates may acquire subsequent to the Effective Date and (i) any other version of an America Online service which is materially different from the narrow-band U.S. version of the America Online brand service, by virtue of its branding, distribution, functionality, Content or services, including, without limitation, any co-branded version of the service and any version distributed through any broadband distribution platform or through any platform or device other than a desktop personal computer.

Change of Control.  (a) The consummation of a reorganization, merger or
-----------------
consolidation or sale or other disposition of substantially all of the assets of a party * * * or (b) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under such Act) of more than 50% of either (i) the then outstanding shares of common stock of such party; or (ii) the combined voting power of the then outstanding voting securities of such party entitled to vote generally in the election of directors.

CompuServe Service. The standard HTML version of the narrow-band U.S. version of
-------------------
the CompuServe brand service, specifically excluding (a) any international versions of such service (e.g., NiftyServe), (b) any web-based service including "compuserve.com", "cserve.com" and "cs.com", or any similar product or service offered by or through the U.S. version of the CompuServe brand service, (c) Content areas owned, maintained or controlled by CompuServe affiliates or any similar "sub-service," (d) any programming or Content area offered by or through the U.S. version of the CompuServe brand service over which CompuServe does not exercise complete or substantially complete operational control (e.g., third-party Content areas), (e) any yellow pages, white pages, classifieds or other search, directory or review services or Content (f) any co-branded or private label branded version of the U.S. version of the CompuServe brand service, (g) any version of the U.S. version of the CompuServe brand service which offers Content, distribution, services or functionality materially different from the Content, distribution, services or functionality associated with the standard, narrow-band U.S. version of the CompuServe brand service, including, without limitation, any version of such service distributed through any platform or device other than a desktop personal computer, (h) any property, feature, product or service which CompuServe or its affiliates may acquire subsequent to the Effective Date, (i) the America Online brand service and any independent product or service which may be offered by, through or with the U.S. version of the America Online brand service and (j) the HMI versions of the CompuServe brand service.

CompuServe.com.  CompuServe's primary Internet-based Interactive Site marketed
--------------
under the "CompuServe.com(TM)" brand, specifically excluding (a) the CompuServe Service and AOL Service, (b) any international versions of such site, (c) AOL.com, Netscape Netcenter, any other AOL or Netscape products or services or interactive sites, (d) "ICQ(TM)," "AOL NetFind(TM)," "AOL Instant Messenger(TM)," "NetMail(TM)" or any similar independent product or service offered by or through such site or any other AOL or CompuServe Interactive Site,
(e) any programming or Content area offered by or through such site over which AOL does not exercise complete operational control (including, without limitation, Content areas controlled by other parties and member-created Content areas), (f) any programming or Content area offered by or through the U.S. versions of the America Online brand service or CompuServe brand service which was operated, maintained or controlled by the former AOL Studios division, (g) any yellow pages, white pages, classifieds or other search, directory or review services or Content offered by or through such site or any other AOL or CompuServe Interactive Site, (h) any property, feature, product or

---------------
***   Certain informaion on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

service which AOL or its affiliates may acquire subsequent to the Effective Date and (i) any other version of an AOL or CompuServe Interactive Site which is materially different from CompuServe's primary Internet-based Interactive Site marketed under the "CompuServe.com(TM)" brand, by virtue of its branding, distribution, functionality, Content or services, including, without limitation, any co-branded versions and any version distributed through any broadband distribution platform or through any platform or device other than a desktop personal computer.

Confidential Information.  Any information relating to or disclosed in the
------------------------
course of this Agreement, which is, or should be reasonably understood to be, confidential or proprietary to the disclosing Party, including, but not limited to, the material terms of this Agreement, information about AOL Members, technical processes and formulas, source codes, product designs, sales, cost and other unpublished financial information, product and business plans, projections and marketing data. "Confidential Information" shall not include information
(a) already lawfully known to or independently developed by the receiving Party,
(b) disclosed in published materials, (c) generally known to the public, or (d) lawfully obtained from any third party.

Content.  Text, images, video, audio (including, without limitation, music used
-------
in time relation with text, images, or video), and other data, products, services, advertisements, promotions, links, pointers, technology and software.

Development and Services Agreement.  "Development and Services Agreement" shall
----------------------------------
mean that certain Development and Services Agreement entered into between the Parties of even date herewith.

Digital City.   The standard, narrow-band U.S. version of Digital City's local
-------------
content offerings marketed under the Digital City brand name, specifically excluding (a) the AOL Service, AOL.com or any other AOL Interactive Site, (b) any international versions of such local content offerings, (c) the CompuServe(R) brand service and any other CompuServe products or services (d) "Driveway," "ICQ(TM)," "AOL NetFind(TM)," "AOL Instant Messenger(TM)," "Digital City," "NetMail(TM)," "Electra", "Thrive", "Real Fans", "Love@AOL", "Entertainment Asylum," "AOL Hometown," "My News" or any similar independent product, service or property which may be offered by, through or with the standard narrow band version of Digital City's local content offerings, (e) any programming or Content area offered by or through such local content offerings over which AOL does not exercise complete operational control (including, without limitation, Content areas controlled by other parties and member-created Content areas), (f) any yellow pages, white pages, classifieds or other search, directory or review services or Content offered by or through such local content offerings, (g) any property, feature, product or service which AOL or its affiliates may acquire subsequent to the Effective Date, (h) any other version of a Digital City local content offering which is materially different from the narrow-band U.S. version of Digital City's local content offerings marketed under the Digital City brand name, by virtue of its branding, distribution, functionality, Content or services, including, without limitation, any co-branded version of the offerings and any version distributed through any broadband distribution platform or through any platform or device other than a desktop personal computer, and (i) Digital City- branded offerings in any local area where such offerings are not owned or operationally controlled by AOL, Inc. or DCI (e.g., Chicago, Orlando, South Florida, and Hampton Roads).

Dr. Koop Site. The Internet site and Content, currently located at
-------------
URL:http://drkoop.com and all related URLs (including without limitation any third party affiliated versions of such site (e.g., customized, mirrored, private labeled sites (e.g., versions for private hospitals, broadcast affiliates)), which are managed, maintained or owned by ICP or its agents or to which ICP licenses information, content or other materials.

ICP Competitors. * * *ICP and AOL may mutually agree to revise this list on an
---------------
as mutually agreed upon basis; provided that, any revisions to such list shall not affect placements, arrangements or relationships entered into or committed to prior to the revision of such list.

ICP Interactive Site. Any interactive site or area (other than ICP Programming),
--------------------
including without limitation the Dr. Koop Site and any customized, mirrored or private-labeled site or area (e.g., versions for local hospitals and broadcast affiliates), which is managed, maintained or owned by ICP or its agents or to which ICP provides and/or licenses information, content or other materials, including, by way of example and without limitation, (i) an ICP site on the World Wide Web portion of the Internet or (ii) a channel or area delivered through a "push" product such as the Pointcast Network or interactive environment such as Microsoft's proposed Active Desktop or interactive television service such as WebTV.

ICP Internet Site.  Each of the versions of the Dr. Koop Site customized for
-----------------
distribution through the AOL Network in accordance with this Agreement.

ICP Presence. Any (a) ICP trademark or logo, (b) headline or picture from ICP
------------
Content, (c) teaser, icon, or link to the ICP Internet Site or ICP Programming and/or (d) other Content which originates from, describes or promotes ICP or ICP's Content.

ICP Programming.  Any (a) area within the AOL Network or outside the AOL Network
---------------
but exclusively available to AOL Members, which area is developed, programmed, and/or managed by ICP, in whole or in part, pursuant to this Agreement and all Content thereon (including, without limitation, message boards, chat and other AOL Member-supplied content areas contained therein) including, without limitation, any co-branded site or page, and community centers, (b) Content provided to AOL by ICP pursuant to this Agreement for distribution on or through the AOL Network other than on the ICP Internet Site, and (c) ICP Tools.

ICP Tool.  An interactive utility owned, operated, marketed, distributed, or
--------
authorized to be distributed by or through ICP or its agents that displays results based on data entered by an end-user.

Impression.  User exposure to an ICP Presence, as such exposure may be
----------
reasonably determined and measured by AOL in accordance with its standard methodologies and protocols.

Interactive Service. * * *
-------------------

Interactive Site. Any interactive site or area, including, by way of example and
----------------
without limitation, (i) an ICP site on the World Wide Web portion of the Internet or (ii) a channel or area delivered through a "push" product such as the Pointcast Network or interactive environment such as Microsoft's Active Desktop.

Keyword Search Terms.  The Keyword online search terms made available on the AOL
--------------------
Service for use by AOL Members, combining AOL's Keyword online search modifier with a term or phrase specifically related to ICP (and determined in accordance with the terms of this Agreement).

Link.  The mechanism by which a user at one Interactive Site can automatically
-----
move to another Interactive Site, or any screen within such Interactive Site.

Linked Interactive Site. Any site or area outside of the AOL Network which is
-----------------------
linked to ICP Programming (through a "pointer" or similar link) subject to approval by AOL in accordance with the terms and conditions of this Agreement.

Linked ICP Interactive Site.  Any ICP Interactive Site which is also a  Linked
---------------------------
Interactive Site.

Licensed Content.  All Content provided by ICP or its agents through the ICP
----------------
Internet Site and/or the AOL Network in connection with the subject matter of this Agreement, including without limitation all ICP Programming.

Named Entity.  * * * AOL may from time to time amend this definition by adding
------------
reasonably comparable parties and providing ICP with sixty (60) days prior written notice thereof.

Net Revenues.  The sum of Advertising Revenues and Transaction Revenues.
------------

Netscape Netcenter.  AOL's primary Internet-based Interactive Site marketed
------------------
under the "Netscape Netcenter(TM)" brand and located at www.netscape.com or such
                                                        ----------------
other URL as AOL may designate specifically excluding (a) the AOL Service and AOL.com (b) any international versions of such site, (c) CompuServe.com, any other CompuServe products or services or interactive sites, "ICQ," "AOL NetFind(TM)," "AOL Instant Messenger(TM)," "NetMail(TM)" or any similar independent product or service offered by or through the Netcenter site or any other AOL Interactive Site, (d) any programming or Content area offered by or through such site over which AOL does not exercise complete operational control (including, without limitation, Content areas controlled by other parties and member-created Content areas), (e) any programming or Content area offered by or through the U.S. version of the America Online brand service which was operated, maintained or controlled by the former AOL Studios division, (f) any yellow pages, white pages, classifieds or other search, directory or review services or Content offered by or through such site or any other AOL Interactive Site, (g) any property, feature, product or service which AOL or its affiliates may acquire subsequent to the Effective Date and (h) any other version of an America Online Interactive Site which is materially different from AOL's primary Internet-based Interactive Site marketed under the Netscape Netcenter brand, by virtue of its branding, distribution, functionality, Content or services, including, without limitation, any co-branded versions and any version distributed through any

---------------
***   Certain informaion on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

broadband distribution platform or through any platform or device other than a desktop personal computer.

Page View.  A user exposure to any page or screen on the ICP Internet Site and
---------
the ICP Interactive Site.

PMR Activation.  The registration of an account by a user with the Personal
--------------
Medical Record service (i.e., any affirmative action by a user to set up a Personal Medical Record account) and at least * * * to the service by such user.

Product.  Any product, good or service which ICP (or others acting on its behalf
-------
or as distributors) offers, sells, provides, distributes or licenses to AOL Members directly or indirectly through (i) the ICP Internet Site (including through any Interactive Site linked thereto) or ICP Programming (including any Linked Interactive Site), (ii) any other electronic means directed at AOL Members (e.g., e-mail offers), or (iii) an "offline" means (e.g., toll-free number) for receiving orders related to specific offers within the ICP Internet Site or ICP Programming requiring purchasers to reference a specific promotional identifier or tracking code, including, without limitation, products sold through surcharged downloads (to the extent expressly permitted hereunder).

Restricted Screens. All screens within the health and/or medical area (and
------------------
specifically excluding any screen containing broad-band-oriented Content, features or functionality within any such AOL Property) on each of the following AOL Properties: (a) the AOL Service; (b) AOL.com; (c) Netscape Netcenter; (d) CompuServe Service; (e) CompuServe.com; and (e) Digital City.

Term.  The period beginning on the Effective Date and ending upon the expiration
----
or earlier termination of this Agreement.

Transaction Revenues. Aggregate amounts paid by AOL Purchasers in connection
--------------------
with the sale, licensing, distribution or provision of any Products, including, in each case, handling, shipping, service charges, and excluding, in each case,
(a) amounts collected for sales or use taxes or duties and (b) credits and chargebacks for returned or canceled goods or services, but not excluding cost of goods sold or any similar cost.

---------------
***   Certain informaion on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

               EXHIBIT C -- STANDARD LEGAL TERMS AND CONDITIONS
               ------------------------------------------------

I.   AOL NETWORK

Content.  ICP represents, warrants and covenants that all Content contained
-------
within the ICP Internet Site and ICP Programming and all Licensed Content (i) does and will conform to AOL's applicable Terms of Service, the terms of this Agreement and any other standard, written policy of AOL and any applicable AOL Property, (ii) does not and will not infringe on or violate any copyright, trademark, U.S. patent, rights of publicity, moral rights or any other third party right, including without limitation, any music performance or other music related rights, and (iii) does not and will not contain any Content which violates any applicable law or regulation ((i), (ii) and (iii) collectively,
the "Rules").   In the event that AOL notifies ICP in writing that any such
Content, as reasonably determined by AOL, does not comply or adhere to the Rules, then ICP shall use its commercially reasonable best efforts to block access by AOL Members to such Content. In the event that ICP cannot, through its commercially reasonable best efforts, block access by AOL Members to such Content in question, then ICP shall provide AOL prompt written notice of such fact. AOL may (in addition AOL's other rights under this Agreement, at law or in equity) then, at its option, either (i) restrict access from the AOL Network to the Content in question using technology available to AOL or (ii) in the event access cannot be restricted, direct ICP to remove any such Content. ICP will cooperate with AOL's reasonable requests to the extent AOL elects to implement any such access restrictions.

Health and Medical Information Content. ICP represents, warrants and covenants
--------------------------------------
that: (a) ICP will not engage in or facilitate any practice or service on or through the ICP Programming or the ICP Internet Site that would constitute the illegal or unlicensed practice of medicine, the practice of pharmacy, or other regulated professional practice in the health care area, as defined by applicable state and federal laws, rules and government regulations and/or the regulations, policies or guidelines of any applicable professional or accrediting organization; (b) ICP possesses all necessary governmental authorizations, approvals, consents, licenses, permits, certificates or other rights and permissions to conduct its business as contemplated by this Agreement; (c) if any of the Licensed Content professes to provide expert, professional or other specialty advice or Content (such as, without limitation, medical or psychological, religious, financial, etc.), ICP shall ensure that all such Licensed Content is prepared or reviewed by licensed, insured and qualified practitioners/professionals in such field with expertise on the particular topic and such Licensed Content complies with applicable standards of the applicable profession and all applicable laws and regulations; (d) any physicians used to answer questions from visitors to the ICP Internet Site will be experienced, qualified and competent to provide answers to the questions posed to them, and possess any necessary special qualifications, training, or certification appropriate in the areas in which they answer questions, and will be properly licensed by the appropriate governing body of each jurisdiction where the nature of heir conduct through the ICP Internet Site would require such licensing; and
(e) it will promptly provide AOL with such information as AOL may from time to time reasonably request for the purpose of verifying ICP's compliance with its obligations under this paragraph. In the event AOL reasonably determines that there has been a violation of any of the foregoing covenants or if AOL reasonably determines that any Content within the ICP Programming or the ICP Internet Site may reasonably be expected to expose AOL or its Affiliates to legal or financial liability or other adverse consequences, then AOL may (in addition AOL's other rights under this Agreement, at law or in equity), at its option, either (i) restrict access from the AOL Network to the Content in question using technology available to AOL or (ii) in the event access cannot be restricted, direct ICP to remove any such Content. ICP will cooperate with AOL's reasonable requests to the extent AOL elects to implement any such access restrictions.

AOL Network Distribution. The distribution, placements and/or promotions
------------------------
described in this Agreement or otherwise provided to ICP by AOL shall be used by ICP solely for its own benefit, will link to and promote solely the Licensed Content within the ICP Internet Site or ICP Programming expressly described on Exhibit A and will not be resold, traded, exchanged, bartered, brokered or otherwise offered or transferred to any third party or contain any branding other than ICP's branding. Further, the Content of all such distribution, placements and promotions shall be subject to AOL's policies relating to advertising and promotion, including those relating to AOL's exclusivity commitments and other contractual preferences to third parties; provided that the foregoing shall not be deemed to limit AOL's obligations to ICP hereunder.

Changes to AOL Properties. AOL reserves the right to redesign or modify the
-------------------------
organization, structure, "look and feel," navigation and other elements of the AOL Service, AOL.com, CompuServe Service, CompuServe.com, Digital City, Netscape Netcenter or any other AOL Property, including without limitation, by adding or deleting channels, subchannels and/or screens. If AOL eliminates or modifies an area on an AOL Property in a manner that substantially modifies the nature of the distribution required under this Agreement in a material adverse fashion, AOL will work with ICP in good faith to provide ICP with comparable distribution reasonably satisfactory to ICP.

Accessibility; Kids & Teen Policies.  AOL reserves the right, in its reasonable
-----------------------------------
discretion at any time, to designate the ICP Internet Site, ICP Programming and all linked Interactive Sites, or any portions thereof, as Content targeted to Kids (children ages 12 and under), Young Teens (children 13-15) and/or Mature Teens (16-17). In the event ICP disagrees with AOL's designation, ICP shall not distribute or provide the Content in question on or through the ICP Internet Site or ICP Programming until the Parties agree upon the proper designation of such Content. ICP shall ensure that all Content (including all advertising) distributed on or through the ICP Internet Site or ICP Programming which is targeted to the above age groups, including but not limited to Content designated as such by AOL, complies with any relevant AOL policy (Kids, Young
Teens, Mature Teens) including any viewruling obligations.   Without limiting
the generality of the foregoing or any other provision of this Agreement, ICP shall (i) provide clear and prominent notice of collection practices and all possible uses of information before collecting personal identifying information from Kids, Young Teens or Mature Teens online; (ii) never post personal identifying information about Kids, Young Teens or Mature Teens online or sell or otherwise disclose such information to third parties; (iii) all advertorial advertising and sponsorships shall be clearly labeled as "advertorial" or with similar language and (iv) ensure that all chat rooms and message boards are monitored on a daily basis by staff that has undergone AOL Community Leader training; and each chat room shall (a) open and close in accordance with a posted schedule (i.e., no 24/7 access), (b) have a special "help" area for Kids, Young Teens and/or Mature Teens, as applicable, and (c) be monitored (at least
on a floating basis) by and AOL-trained Community Leader.   ICP shall notify AOL
in writing whenever it intends to distribute Content for these age groups on or through the ICP Internet Site and/or ICP Programming to ensure proper age restriction categorization.

Member Page. AOL will have no obligation with respect to the Content and
-----------
services available on or through any Member Page including, but not limited to, any duty to review or monitor any such Content and services. AOL expressly disclaims any liability to ICP for the Content and services contained in any Member Page or any expense, claim, demand, costs, loss or damage arising out of any use of the ICP-provided Content available from, without limitation, a Community Center or the ICP Internet Site. ICP agrees to release AOL and its affiliates, including partners, directors, officers, employees and agents from any and all claims, rights and recourses for such loss or damage.

Contests.  ICP shall ensure that any contest, sweepstakes or similar promotion
--------
conducted or promoted through the ICP Internet Site and/or ICP Programming (a "Contest") complies with all applicable laws and regulations, except for Contests sponsored by AOL. ICP shall provide AOL with (i) at least thirty (30) days prior written notice of any Contest and (ii) upon AOL's request, an opinion from ICP's counsel confirming that the Contest complies with all applicable federal, state and local laws and regulations.

Disclaimers.  Upon AOL's request, AOL agrees to include within the ICP Internet
-----------
Site and/or ICP Programming a disclaimer (the specific form and substance to be mutually agreed upon by the Parties) indicating that all Content (including any products and services) is provided solely by ICP and not AOL, and any transactions are solely between ICP and AOL Members using or purchasing such Content and AOL is not responsible for any loss, expense or damage arising out of the Licensed Content or services provided through the ICP Internet Site or ICP Programming. In addition, ICP shall prominently provide a notice/disclaimer on all areas and features in the ICP Programming substantially as follows: "The following area or feature is provided solely for educational and entertainment purposes only and is not intended to constitute professional medical or psychological advice or counseling. If you need medical or psychological services, please contact a licensed professional in your area. Always follow the advice of your physician or therapist in regards to treatment information and considerations, rather than any information contained herein, including without limitation, in text files, message boards, chat rooms, articles, or software libraries." ICP shall not in any manner state that AOL recommends or endorses ICP or its Content. The Parties will review the above disclaimer from time to time with the intent of minimizing each Party's exposure to liability.

Insurance.  At all times during the Term, ICP shall maintain insurance coverage
---------
no less than: * * *. ICP shall include AOL as a named insured party on all such policy or policies. ICP shall provide AOL with a copy of such policy or policies within sixty (60) days after the Effective Date, failing which, in addition to all other available remedies, AOL shall be entitled to delay the launch of the Licensed Content on the AOL Network. From time to time upon AOL's request, ICP shall provide AOL with certificates from the respective insurance company(ies) confirming ICP's compliance with this paragraph. ICP shall promptly notify AOL of any material adverse change in such policy or policies.

Rewards Programs.  ICP shall not offer, provide, implement or otherwise make
----------------
available on the ICP Internet Site or ICP Programming any promotional programs or plans that are intended to provide customers with rewards or benefits in exchange for, or on account of, their past or continued loyalty to, or patronage or purchase of, the products or services of ICP or any third party (e.g., a promotional program similar to a "frequent flier" program), unless such promotional program or plan is provided exclusively through AOL's "AOL Rewards" program, accessible on the AOL Service at Keyword: "AOL Rewards."

Navigation.   In cases where an AOL Member performs a search for ICP through any
----------
search or navigational tool or mechanism that is accessible or available through the AOL Network (e.g., promotions, Keyword Search Terms, or any other navigational tools), AOL shall have the right to direct such AOL Member to the ICP Internet Site, or any other ICP Interactive Site determined by AOL in its reasonable discretion.

AOL Look and Feel.  ICP acknowledges and agrees that AOL shall own all right,
-----------------
title and interest in and to the AOL Look and Feel. In addition, AOL shall retain editorial control over the portions of the AOL pages and forms which frame the ICP Internet Site or ICP Programming (the "AOL Frames"). AOL may, at its discretion, incorporate navigational icons, links and pointers or other Content into such AOL Frames.

Operations.  AOL shall be entitled to require reasonable changes to the ICP
----------
Internet Site and ICP Programming to the extent such site will, in AOL's good faith judgment, adversely affect operations of the AOL Network; provided that this sentence shall not be deemed to grant AOL any editorial control with respect to the ICP Internet Site and ICP Programming.

Classifieds.  ICP shall not implement or promote any classifieds listing
-----------
features through ICP Programming without AOL's prior written approval. Such approval may be conditioned upon, among other things, ICP's conformance with any then-applicable service-wide technical or other standards related to online classifieds.

Message Boards; Chat Rooms and Comparable Vehicles.  Any Content submitted by
--------------------------------------------------
ICP or its agents within message boards, chat rooms or any comparable vehicles will be subject to the license grant relating to submissions to "public areas" set forth in the AOL Terms of Service. ICP acknowledges that it has no rights or interest in AOL Member submissions to message boards, chat rooms or any other vehicles through which AOL Members may make submissions within the AOL Network. ICP will refrain from editing, deleting or altering, without AOL's prior approval, any opinion expressed or submission made by an AOL Member within ICP Programming except in cases where ICP has a good faith belief that the Content in question violates an applicable law, regulation, third party right or the applicable AOL Property's Terms of Service.

Duty to Inform.  ICP shall promptly inform AOL of any information related to the
--------------
ICP Internet Site, ICP Programming or the Licensed Content which could reasonably lead to a claim, demand or liability of or against AOL and/or its Affiliates by any third party.

Response to Questions/Comments; Customer Service.  ICP shall respond promptly
------------------------------------------------
and professionally to questions, comments, complaints and other reasonable requests regarding the ICP Internet Site, ICP Programming or the Licensed Content by AOL Members or on request by AOL, and shall cooperate and assist AOL in promptly answering the same. ICP shall have sole responsibility for customer service (including, without limitation, order processing, billing, shipping, etc.) and AOL shall have no responsibility with respect thereto. ICP shall comply with all applicable requirements of any federal, state or local consumer protection or disclosure law.

Production Work.  In the event that ICP requests any AOL production assistance,
---------------
ICP shall work with AOL to develop detailed production plans for the requested production assistance (the "Production Plan"). Following receipt of the final Production Plan, AOL shall notify ICP of (i) AOL's availability to perform the requested production work, (ii) the proposed fee or fee structure for the requested production work and (iii) the estimated development schedule for such work. To the extent the Parties reach agreement regarding implementation of agreed-upon Production Plan, such agreement shall be reflected in a separate
work order signed by the Parties.   All fees to be paid to AOL for any such
production work shall be paid in advance.   To the extent ICP elects to retain a
third party provider to perform any such production work, work produced by such third party provider must generally conform to AOL's production standards available at Keyword "Styleguide." The specific production resources which AOL allocates to any production work to be performed on behalf of ICP shall be as determined by AOL in its sole discretion. With respect to any routine production, maintenance or related services which AOL reasonably determines are necessary for AOL to perform in order to support the proper functioning and integration of the Anchor Tenant Button and the ICP Internet Site ("Routine Services"), ICP will pay the then-standard fees charged by AOL for such Routine Services.

Production Tools. AOL shall determine in its sole discretion, which of its
----------------
proprietary publishing tools (each a "Publishing Tool") shall be made available to ICP in order to develop and implement the Licensed Content during the Term (e.g., to build Rainman sites). ICP shall be granted a nonexclusive license to use any such Tool, which license shall be subject to: (i) ICP's compliance with all rules and regulations relating to use of the Publishing Tools, as published from time to time by AOL, (ii) AOL's right to withdraw or modify such license at any time, and (iii) ICP's express recognition that AOL provides all Publishing Tools on an "as is" basis, without warranties of any kind.

Launch Date.  In the event that any terms contained herein relate to or depend
------------
on the launch date of the ICP Internet Site or other property contemplated by this Agreement, which launch date is later than the Effective Date, then it is the intention of the Parties to record such launch date in a written instrument signed by both Parties promptly following such launch date; provided that, in the absence of such a written instrument, the launch date shall be as reasonably determined by AOL based on the information available to AOL.

Keywords.   Any Keyword Search Terms to be directed to the ICP Internet Site
--------
shall be (i) subject to availability for use by ICP and (ii) limited to the combination of the Keyword search modifier combined with a registered trademark of ICP. AOL reserves the right to revoke at any time ICP's use of any Keyword Search Terms which do not incorporate registered trademarks of ICP. ICP acknowledges that its utilization of a Keyword Search Term will not create in it, nor will it represent it has, any right, title or interest in or to such Keyword Search Term, other than the right, title and interest ICP holds in ICP's registered trademark independent of the Keyword Search Term. Without limiting the generality of the foregoing, ICP will not: (a) attempt to register or otherwise obtain trademark or copyright protection in the Keyword Search Term; or (b) use the Keyword Search Term, except for the purposes expressly required or permitted under this Agreement; provided that the foregoing shall not be deemed to limit ICP in obtaining trademark or copyright protection in any term or phrase not incorporating the AOL Keyword search modifier. This Section shall survive the completion, expiration, termination or cancellation of this Agreement.

Accounts.  To the extent AOL has granted ICP any accounts on the AOL Service,
--------
ICP will be responsible for the actions taken under or through its accounts, which actions are subject to AOL's applicable Terms of Service and for any surcharges, including, without limitation, all premium charges, transaction charges, and any applicable communication surcharges incurred by any account issued to ICP, but ICP will not be liable for charges incurred by any account relating to AOL's standard monthly usage fees and standard hourly charges, which charges AOL will bear. Upon the termination of this Agreement, all accounts, related screen names and any associated usage credits or similar rights, will automatically terminate. AOL will have no liability for loss of any data or content related to the proper termination of any such account.

II.  TRADEMARKS

Trademark License.  In designing and implementing any marketing, advertising, or
-----------------
other promotional materials (expressly excluding Press Releases) related to this Agreement and/or referencing the other Party and/or its trade names, trademarks and service marks (the "Promotional Materials") and subject to the other provisions contained herein, ICP shall be entitled to use the following trade names, trademarks and service marks of AOL: the "America Online" brand service, "AOL" service/software and AOL's triangle logo and, in connection therewith, ICP shall comply with the AOL styleguide available at keyword: "style guide"; and AOL and its Affiliates shall be entitled to use the trade names, trademarks and service marks of ICP (collectively, together with the AOL marks listed above, the "Marks"); provided that each Party: (i) does not create a unitary composite mark involving a Mark of the other Party without the prior written approval of such other Party and (ii) displays symbols and notices clearly and sufficiently indicating the trademark status and

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***   Certain informaion on this page has been omitted and filed separately with
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                                       40
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ownership of the other Party's Marks in accordance with applicable trademark law and practice. This Section shall survive the completion, expiration, termination or cancellation of this Agreement.

Rights.  Each Party acknowledges that its utilization of the other Party's Marks
------
will not create in it, nor will it represent it has, any right, title or interest in or to such Marks other than the licenses expressly granted herein. Each Party agrees not to do anything contesting or impairing the trademark rights of the other Party.

Quality Standards.  Each Party agrees that the nature and quality of its
-----------------
products and services supplied in connection with the other Party's Marks shall conform to quality standards communicated in writing by the other Party for use of its trademarks. Each Party agrees to supply the other Party, upon request, with a reasonable number of samples of any Materials publicly disseminated by such Party which utilize the other Party's Marks. Each Party shall comply with all applicable laws, regulations and customs and obtain any required government approvals pertaining to use of the other Party's Marks.

Promotional Materials.  Each Party will submit to the other Party, for its prior
---------------------
written approval, which shall not be unreasonably withheld or delayed, any Promotional Materials; provided, however, that after initial public announcement of the business relationship between the Parties in accordance with the approval and other requirements contained herein, either Party's subsequent factual reference in Promotional Materials to the existence of a business relationship between AOL and ICP, including, without limitation, the availability of the Licensed Content through the AOL Network, or use of screen shots relating to the distribution under this Agreement (so long as the AOL Network is clearly identified as the source of such screen shots) for promotional purposes shall not require the approval of the other Party. Once approved, the Promotional Materials may be used by a Party and its affiliates for the purpose of promoting the distribution of the Licensed Content through the AOL Network and reused for such purpose until such approval is withdrawn with reasonable prior notice. In the event such approval is withdrawn, existing inventories of Promotional Materials may be depleted.

Infringement Proceedings.  Each Party agrees to promptly notify the other Party
------------------------
of any unauthorized use of the other Party's Marks of which it has actual knowledge. Each Party shall have the sole right and discretion to bring proceedings alleging infringement of its Marks or unfair competition related thereto; provided, however, that each Party agrees to provide the other Party, at such other Party's expense, with its reasonable cooperation and assistance with respect to any such infringement proceedings.

III. REPRESENTATIONS AND WARRANTIES

Each Party represents and warrants to the other Party that: (i) such Party has the full corporate right, power and authority to enter into this Agreement, to grant the licenses granted hereunder and to perform the acts required of it hereunder; (ii) the execution of this Agreement by such Party, and the performance by such Party of its obligations and duties hereunder, do not and will not materially violate any material agreement to which such Party is a party or by which it is otherwise bound; (iii) when executed and delivered by such Party, this Agreement will constitute the legal, valid and binding obligation of such Party, enforceable against such Party in accordance with its terms; (iv) such Party's Promotional Materials will neither infringe on any copyright, U.S. patent or any other third party right nor violate any applicable law or regulation and (v) such Party acknowledges that the other Party makes no representations, warranties or agreements related to the subject matter hereof which are not expressly provided for in this Agreement.

IV.  CONFIDENTIALITY

Each Party acknowledges that Confidential Information may be disclosed to the other Party during the course of this Agreement. Each Party agrees that it will take reasonable steps, at least substantially equivalent to the steps it takes to protect its own proprietary information, during the term of this Agreement, and for a period of three years following expiration or termination of this Agreement, to prevent the disclosure of Confidential Information of the other Party, other than to its employees, or to its other agents who must have access to such Confidential Information for such Party to perform its obligations hereunder, who will each agree to comply with this section. Notwithstanding the foregoing, either Party may issue a press release or other disclosure containing Confidential Information without the consent of the other Party, to the extent such disclosure is required by law, rule, regulation or government or court order. In such event, the disclosing Party will provide at least five (5) business days prior written notice of such proposed disclosure to the other Party (unless a shorter period is required by an applicable legal requirement).. Further, in the event such disclosure is required of either Party under the laws, rules or regulations of the Securities and Exchange Commission or any other applicable governing body, such Party will (i) redact mutually agreed-upon portions of this Agreement to the fullest extent permitted under applicable laws, rules and regulations and (ii) submit a request to such governing body that such portions and other provisions of this Agreement receive confidential treatment under the laws, rules and regulations of the Securities and Exchange Commission or otherwise be held in the strictest confidence to the fullest extent permitted under the laws, rules or regulations of any other applicable governing body.

V.   RELATIONSHIP WITH AOL MEMBERS

Solicitation of Subscribers. (a)  During the term of this Agreement and for a
---------------------------
two year period thereafter, ICP will not use the AOL Network (including, without limitation, the e-mail network contained therein) to solicit AOL Members on behalf of another Interactive Service. More generally, ICP will not send unsolicited, commercial e-mail (i.e., "spam") or other online communications through or into AOL's products or services, absent a Prior Business Relationship. For purposes of this Agreement, a "Prior Business Relationship" will mean that the AOL Member to whom commercial e-mail or other online communication is being sent has voluntarily either (i) engaged in a transaction with ICP or (ii) provided information to ICP through a contest, registration, or other communication, which included clear notice to the AOL Member that the information provided could result in commercial e-mail or other online communications being sent to that AOL Member by ICP or its agents. Any commercial e-mail or other online communications to AOL Members which are otherwise permitted hereunder will (a) include a prominent and easy means to "opt-out" of receiving any future commercial e-mail communications from ICP and
(b) shall also be subject to AOL's then-standard restrictions on distribution of bulk e-mail (e.g., related to the time and manner in which such e-mail can be distributed through or into the AOL product or service in question).

(b) ICP shall ensure that its collection, use and disclosure of information obtained from AOL Members under this Agreement ("Member Information") complies with (i) all applicable laws and regulations and (ii) AOL's standard privacy policies, available on the AOL Service at the keyword term "Privacy" (or, in the case of the ICP Internet Site, ICP's standard privacy policies so long as such policies are prominently published on the site and provide adequate notice, disclosure and choice to users regarding ICP's collection, use and disclosure of user information). ICP will not disclose Member Information collected hereunder to any third party in a manner that identifies AOL Members as end users of an AOL product or service or use Member Information collected under this Agreement to market another Interactive Service.

Email Newsletters. Any email newsletters sent to AOL Members by ICP or its
------------------
agents shall (i) be subject to AOL's policies on use of the email functionality, including but not limited to AOL's policy on unsolicited bulk email, (ii) be sent only to AOL Members requesting to receive such newsletters, (iii) not contain Content which violates AOL's Terms of Service, and (iv) not contain any advertisements, marketing or promotion for any other Interactive Service.

AOL Member Communications.  To the extent ICP is otherwise permitted to send
--------------------------
communications to AOL Members (in accordance with the other requirements contained herein): in any such communications to AOL Members on or off the ICP Internet Site (including, without limitation, e-mail solicitations), ICP will limit the subject matter of such communications to those categories of products, services and/or content that are specifically contemplated by this Agreement and will not actively encourage AOL Members to take any action inconsistent with the scope and purpose of this Agreement, including without limitation, the following actions: (i) using an Interactive Site other than the ICP Internet Site for the purchase of Products, (ii) using Content other than the Licensed Content; (iii) bookmarking of Interactive Sites; or (iv) changing the default home page on the AOL browser. Additionally, with respect to such AOL Member communications, in the event that ICP encourages an AOL Member to purchase products through such communications, ICP shall ensure that (a) the AOL Network is expressly promoted as the primary means through which the AOL Member can access the ICP Internet Site (including without limitation by stating the applicable Keyword Search Term and including direct links to specific offers within the ICP Internet Site) and
(b) any link to the ICP Internet Site will link to a page which indicates to the AOL Member that such user is in a site which is affiliated with the AOL Network.

Customer Data; AOL Data.  Any data generated directly from ICP Programming or
-----------------------
ICP Tools, including, without limitation, customer names, addresses and medical information frequency but excluding * * * information and AOL screennames (the "Customer Data"), shall be and remain * * * . ICP agrees that AOL may use the Customer Data subject to the terms of this Agreement and AOL's then-applicable privacy policies; provided that both Parties shall use customer-specific medical profile information on a customer-by-customer basis in accordance with both Parties' applicable

---------------
***   Certain informaion on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

privacy policies. AOL agrees that during the Term, ICP may use the Customer Data subject to the terms of this Agreement and AOL's then-applicable privacy policies; provided that ICP (a) shall comply with the foregoing paragraphs of this Section V of this Exhibit C, (b) shall provide users the right to have their Customer Data deleted from any database created by or on behalf of ICP, and (c) shall not have the right to use the Customer Data to market or promote any consumer direct information, services or products reasonably construed to be in competition with AOL or any AOL Property. Any data provided by AOL to ICP (e.g., usage reports) (the "AOL Data") shall be and remain the property of AOL, and the AOL Data will be promptly returned to AOL by ICP in the form in which such data is maintained by ICP or, if AOL so elects, will be destroyed, upon (i) AOL's request, (ii) expiration or termination of this Agreement for any reason, or (iii) with respect to any particular AOL Data, on such earlier date that the same is no longer required by ICP in order to provide the services required hereunder. ICP will not use the AOL Data for any purpose other than that of providing such services, nor will the AOL Data, or any part thereof, be disclosed, sold, assigned, leased, or otherwise disposed of to third parties by ICP or commercially exploited by or on behalf of ICP, its employees or agents. ICP will not possess or assert any lien or other right against or to the AOL Data. The Parties agree to amend the provisions of this paragraph from time to time to in good faith to the extent necessary to comply with applicable law, rule or regulation; provided that if any such amendment to the provisions of this paragraph has, or is likely to have, an adverse effect on either Party, then such Party may refer such matter to the Management Committee for resolution.

VI.  TREATMENT OF CLAIMS

Liability.  UNDER NO CIRCUMSTANCES SHALL EITHER PARTY BE LIABLE TO THE OTHER
---------
PARTY FOR INDIRECT, INCIDENTAL, CONSEQUENTIAL, PUNITIVE, SPECIAL OR EXEMPLARY DAMAGES (EVEN IF THAT PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES), ARISING FROM BREACH OF THIS AGREEMENT, THE USE OF OR INABILITY TO USE THE AOL NETWORK OR ANY OTHER PROVISION OF THIS AGREEMENT, SUCH AS, BUT NOT LIMITED TO, LOSS OF REVENUE OR ANTICIPATED PROFITS OR LOST BUSINESS (COLLECTIVELY, "DISCLAIMED DAMAGES"); PROVIDED THAT THE FOREGOING SHALL NOT RESTRICT A PARTY'S RIGHTS FOR INDEMNIFICATION FOR THIRD PARTY CLAIMS AS SET FORTH IN THE "INDEMNITY" SECTION BELOW. EXCEPT AS PROVIDED BELOW IN THE "INDEMNITY" SECTION, NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR MORE THAN * * * ; PROVIDED THAT EACH PARTY SHALL REMAIN LIABLE FOR THE AGGREGATE AMOUNT OF ANY PAYMENT OBLIGATIONS OWED TO THE OTHER PARTY UNDER THE PROVISIONS OF THIS AGREEMENT; AND PROVIDED FURTHER THAT THE FOREGOING LIABILITY CAP SHALL NOT APPLY TO (1) EITHER PARTY'S BREACH OF THIS AGREEMENT INVOLVING FRAUD, INTENTIONAL MISCONDUCT OR GROSS NEGLIGENCE OR (2) EITHER PARTY'S INTENTIONAL BREACH OF ANY TERM, CONDITION OR OBLIGATION UNDER THIS AGREEMENT.


No Additional Warranties.  EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT,
------------------------
NEITHER PARTY MAKES, AND EACH PARTY HEREBY SPECIFICALLY DISCLAIMS, ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, REGARDING THE AOL NETWORK, ANY AOL PUBLISHING TOOLS, OR THE LICENSED CONTENT, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE AND IMPLIED WARRANTIES ARISING FROM COURSE OF DEALING OR COURSE OF PERFORMANCE. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, EACH OF AOL AND ICP SPECIFICALLY DISCLAIMS ANY WARRANTY REGARDING THE PROFITABILITY OF AOL NETWORK OR THE ICP INTERNET SITE.

Indemnity.  Each Party will defend, indemnify, save and hold harmless the other
---------
Party and the officers, directors, agents, affiliates, distributors, franchisees and employees of the other Party from any and all third party claims, demands, liabilities, costs or expenses, including reasonable attorneys' fees ("Liabilities"), resulting from the indemnifying Party's material breach of any obligation, representation, or warranty of this Agreement.

If a Party entitled to indemnification hereunder (the "Indemnified Party") becomes aware of any matter it believes is indemnifiable hereunder involving any claim, action, suit, investigation, arbitration or other proceeding against the Indemnified Party by any third party (each an "Action"), the Indemnified Party shall give the other Party (the "Indemnifying Party") prompt written notice of such Action. Such notice shall (i) provide the basis on which indemnification is being asserted and (ii) be accompanied by copies of all relevant pleadings, demands, and other papers related to the Action and in the possession of the Indemnified Party. The Indemnifying Party shall have a period of ten (10) days after delivery of such notice to respond. The Indemnified Party shall cooperate, at the expense of the Indemnifying Party, with the Indemnifying Party and its counsel in the defense and the Indemnified Party shall have the right to participate fully, at its own expense, in the defense of such Action. If a dispute arises over whether the Party requesting indemnification hereunder is so entitled, the Party requesting indemnification shall be free, without prejudice to any of such Party's rights hereunder, to compromise or defend (and control the defense of) such Action. Any compromise or settlement of an Action shall require the prior written consent of both Parties hereunder, such consent not to be unreasonably withheld or delayed.

Acknowledgment.  AOL AND ICP EACH ACKNOWLEDGES THAT THE PROVISIONS OF THIS
--------------
AGREEMENT WERE NEGOTIATED TO REFLECT AN INFORMED, VOLUNTARY ALLOCATION BETWEEN THEM OF ALL RISKS (BOTH KNOWN AND UNKNOWN) ASSOCIATED WITH THE TRANSACTIONS CONTEMPLATED HEREUNDER. THE LIMITATIONS AND DISCLAIMERS RELATED TO WARRANTIES AND LIABILITY CONTAINED IN THIS AGREEMENT ARE INTENDED TO LIMIT THE CIRCUMSTANCES AND EXTENT OF LIABILITY. THE PROVISIONS OF THIS SECTION VI SHALL BE ENFORCEABLE INDEPENDENT OF AND SEVERABLE FROM ANY OTHER ENFORCEABLE OR UNENFORCEABLE PROVISION OF THIS AGREEMENT.

VII. ARBITRATION

(a) The Parties shall act in good faith and use commercially reasonable efforts to promptly resolve any claim, dispute, claim, controversy or disagreement (each a "Dispute") between the Parties or any of their respective subsidiaries, affiliates, successors and assigns under or related to this Agreement or any document executed pursuant to this Agreement or any of the transactions contemplated hereby. If the Parties cannot resolve the Dispute within such timeframe, the Dispute shall be submitted to the Management Committee for resolution. For ten (10) days after the Dispute was submitted to the Management Committee, the Management Committee shall have the exclusive right to resolve such Dispute; provided further that the Management Committee shall have the final and exclusive right to resolve Disputes arising from any provision of this Agreement which expressly or implicitly provides for the Parties to reach mutual agreement as to certain terms. If the Management Committee is unable to amicably resolve the Dispute during the ten (10) day period, then the Management Committee will consider in good faith the possibility of retaining a third party mediator to facilitate resolution of the Dispute. In the event the Management Committee elects not to retain a mediator, the Dispute will be subject to the resolution mechanisms described below. "Management Committee" shall mean a committee made up of a senior executive from each of the Parties for the purpose of resolving Disputes under this Section and generally overseeing the relationship between the Parties contemplated by this Agreement. Neither Party shall seek, nor shall be entitled to seek, binding outside resolution of the Dispute unless and until the Parties have been unable to amicably resolve the dispute as set forth in this paragraph (a) and then, only in compliance with the procedures set forth in this Section.

(b) Except for Disputes relating to issues of (i) proprietary rights, including but not limited to intellectual property and confidentiality, and (ii) any provision of this Agreement which expressly or implicitly provides for the Parties to reach mutual agreement as to certain terms (which shall be resolved by the Parties solely and exclusively through amicable resolution as set forth in paragraph (a), any Dispute not resolved by amicable resolution as set forth in paragraph (a) shall be governed exclusively and finally by arbitration. Such arbitration shall be conducted by the American Arbitration Association ("AAA") in Washington, D.C. and shall be initiated and conducted in accordance with the Commercial Arbitration Rules ("Commercial Rules") of the AAA, including the AAA Supplementary Procedures for Large Complex Commercial Disputes ("Complex Procedures"), as such rules shall be in effect on the date of delivery of a demand for arbitration ("Demand"), except to the extent that such rules are inconsistent with the provisions set forth herein. Notwithstanding the foregoing, the Parties may agree in good faith that the Complex Procedures shall not apply in order to promote the efficient arbitration of Disputes where the nature of the Dispute, including without limitation the amount in controversy, does not justify the application of such procedures.

(c) The arbitration panel shall consist of three arbitrators. Each Party shall name an arbitrator within ten (10) days after the delivery of the Demand. The two arbitrators named by the Parties may have prior relationships with the naming Party, which in a judicial setting would be considered a conflict of interest. The third arbitrator,

---------------
***   Certain informaion on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

selected by the first two, shall be a neutral participant, with no prior working relationship with either Party. If the two arbitrators are unable to select a third arbitrator within ten (10) days, a third neutral arbitrator will be appointed by the AAA from the panel of commercial arbitrators of any of the AAA Large and Complex Resolution Programs. If a vacancy in the arbitration panel occurs after the hearings have commenced, the remaining arbitrator or arbitrators may not continue with the hearing and determination of the controversy, unless the Parties agree otherwise.

(d) The Federal Arbitration Act, 9 U.S.C. Secs. 1-16, and not state law, shall govern the arbitrability of all Disputes. The arbitrators shall allow such discovery as is appropriate to the purposes of arbitration in accomplishing a fair, speedy and cost-effective resolution of the Disputes. The arbitrators shall reference the Federal Rules of Civil Procedure then in effect in setting the scope and timing of discovery. The Federal Rules of Evidence shall apply in
                                                                             ---
toto. The arbitrators may enter a default decision against any Party who fails
------
to participate in the arbitration proceedings.

(e) The arbitrators shall have the authority to award compensatory damages only. Any award by the arbitrators shall be accompanied by a written opinion setting forth the findings of fact and conclusions of law relied upon in reaching the decision. The award rendered by the arbitrators shall be final, binding and non-appealable, and judgment upon such award may be entered by any court of competent jurisdiction. The Parties agree that the existence, conduct and content of any arbitration shall be kept confidential and no Party shall disclose to any person any information about such arbitration, except as may be required by law or by any governmental authority or for financial reporting purposes in each Party's financial statements.

(f) Each Party shall pay the fees of its own attorneys, expenses of witnesses and all other expenses and costs in connection with the presentation of such Party's case (collectively, "Attorneys' Fees"). The remaining costs of the arbitration, including without limitation, fees of the arbitrators, costs of records or transcripts and administrative fees (collectively, "Arbitration Costs") shall be born equally by the parties. Notwithstanding the foregoing, the arbitrators may modify the allocation of Arbitration Costs and award Attorneys' Fees in those cases where fairness dictates a different allocation of Arbitration Costs between the Parties and an award of Attorneys' Fees to the prevailing Party as determined by the arbitrators.

(g) Any Dispute that is not subject to final resolution by the Management Committee or to arbitration under this Section or law (collectively, "Non-Arbitration Claims") shall be brought in a court of competent jurisdiction in the State of New York. Each Party irrevocably consents to the exclusive jurisdiction of the courts of the State of New York and the federal courts situated in the State of New York, over any and all Non-Arbitration Claims and any and all actions to enforce such claims or to recover damages or other relief in connection with such claims or to enforce a judgment rendered in an arbitration proceeding.

VIII.  MISCELLANEOUS

Auditing Rights.  Each Party shall maintain complete, clear and accurate records
---------------
of all expenses, revenues, fees, transactions and related documentation (including agreements) in connection with the performance of this Agreement ("Records"). All such Records shall be maintained for a minimum of five (5) years following termination of this Agreement. For the sole purpose of ensuring compliance with this Agreement, AOL shall have the right, at its expense, to conduct a reasonable and necessary copying and inspection of portions of the Records of ICP that are directly related to amounts payable to AOL pursuant to this Agreement, which right may, at AOL's option, be exercised by directing an independent certified public accounting firm to conduct such inspection. For the sole purpose of ensuring compliance with this Agreement, ICP shall have the right, at its expense, to direct an independent certified public accounting firm subject to strict confidentiality restrictions to conduct a reasonable and necessary copying and inspection of portions of the Records of AOL that are directly related to amounts payable to ICP pursuant to this Agreement. Any such audit may be conducted after twenty (20) business days prior written notice, subject to the following. Such audits shall not be made more frequently than once every twelve months. No such audit of AOL shall occur during the period beginning on June 1 and ending October 1. No such audit of ICP shall occur during the period beginning on December 1 and ending April 1. In lieu of providing access to its Records as described above, AOL shall be entitled to provide ICP with a report from an independent certified public accounting firm confirming the information to be derived from such Records.

Excuse.  Neither Party shall be liable for, or be considered in breach of or
------
default under this Agreement on account of, any delay or failure to perform as required by this Agreement as a result of any causes or conditions which are beyond such Party's reasonable control and which such Party is unable to overcome by the exercise of reasonable diligence.

Independent Contractors.  The Parties to this Agreement are independent
-----------------------
contractors. Neither Party is an agent, representative or partner of the other Party. Neither Party shall have any right, power or authority to enter into any agreement for or on behalf of, or incur any obligation or liability of, or to otherwise bind, the other Party. This Agreement shall not be interpreted or construed to create an association, agency, joint venture or partnership between the Parties or to impose any liability attributable to such a relationship upon either Party.

Notice.  Any notice, approval, request, authorization, direction or other
------
communication under this Agreement will be given in writing and will be deemed to have been delivered and given for all purposes (i) on the delivery date if delivered by electronic mail on the AOL Network (to screenname "AOLNotice" in the case of AOL) or by confirmed facsimile; (ii) on the delivery date if delivered personally to the Party to whom the same is directed; (iii) one business day after deposit with a commercial overnight carrier, with written verification of receipt; or (iv) five business days after the mailing date, whether or not actually received, if sent by U.S. mail, return receipt requested, postage and charges prepaid, or any other means of rapid mail delivery for which a receipt is available. In the case of AOL, such notice will be provided to both the Senior Vice President for Business Affairs (fax no. 703-265-1206) and the Deputy General Counsel (fax no. 703-265-1105), each at the address of AOL set forth in the first paragraph of this Agreement. In the case of ICP, except as otherwise specified herein, the notice address shall be the address for ICP set forth in the first paragraph of this Agreement, with the other relevant notice information, including the recipient for notice and, as applicable, such recipient's fax number or AOL e-mail address, to be as reasonably identified by AOL.

No Waiver.  The failure of either Party to insist upon or enforce strict
---------
performance by the other Party of any provision of this Agreement or to exercise any right under this Agreement shall not be construed as a waiver or relinquishment to any extent of such Party's right to assert or rely upon any such provision or right in that or any other instance; rather, the same shall be and remain in full force and effect.

Return of Information.  Upon the expiration or termination of this Agreement,
---------------------
each Party shall, upon the written request of the other Party, return or destroy (at the option of the Party receiving the request) all confidential information, documents, manuals and other materials specified by the other Party.

Survival.  Sections IV, V, VI, VII and VIII of this Exhibit C, shall survive the
--------
completion, expiration, termination or cancellation of this Agreement. In addition, all payment terms of this Agreement and any provision which, by its nature, must survive the completion, expiration, termination or cancellation of this Agreement, shall survive the completion, expiration, termination or cancellation of this Agreement.

Entire Agreement.  This Agreement sets forth the entire agreement and supersedes
----------------
any and all prior agreements of the Parties with respect to the transactions set forth herein. Neither Party shall be bound by, and each Party specifically objects to, any term, condition or other provision which is different from or in addition to the provisions of this Agreement (whether or not it would materially alter this Agreement) and which is proffered by the other Party in any correspondence or other document, unless the Party to be bound thereby specifically agrees to such provision in writing.

Amendment.  No change, amendment or modification of any provision of this
---------
Agreement shall be valid unless set forth in a written instrument signed by the Party subject to enforcement of such amendment.

Further Assurances.  Each Party shall take such action (including, but not
------------------
limited to, the execution, acknowledgment and delivery of documents) as may reasonably be requested by the other Party for the implementation or continuing performance of this Agreement.

Assignment.  ICP shall not assign this Agreement or any right, interest or
----------
benefit under this Agreement without the prior written consent of AOL. Assumption of this Agreement by any successor to ICP (including, without limitation, by way of merger or consolidation) shall be subject to AOL's prior written approval. Subject to the foregoing, this Agreement shall be fully binding upon, inure to the benefit of and be enforceable by the Parties hereto and their respective successors and assigns.

Subcontractors. To the extent ICP utilizes consultants or subcontractors to
---------------
perform a material portion of its obligations under this Agreement, such consultants and/or subcontractors shall be subject to AOL's prior written approval and ICP shall provide AOL with direct contact information for the employees of such consultants and/or subcontractors who are responsible for performing such obligations, which employees shall be available during business hours for consultation with AOL.

Construction; Severability.  In the event that any provision of this Agreement
--------------------------
conflicts with the law under which this Agreement is to be construed or if any such provision is held invalid by a court with jurisdiction over the Parties to this Agreement, (i) such provision shall be deemed to be restated to reflect as nearly as possible the original intentions of the Parties in accordance with applicable law, and (ii) the remaining terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect.

Remedies.  Except where otherwise specified, the rights and remedies granted to
--------
a Party under this Agreement are cumulative and in addition to, and not in lieu of, any other rights or remedies which the Party may possess at law or in equity.

Applicable Law. This Agreement shall be interpreted, construed and enforced in
--------------
all respects in accordance with the laws of the State of New York except for its conflicts of laws principles.

Export Controls.  Both parties shall adhere to all applicable laws, regulations
---------------
and rules relating to the export of technical data and shall not export or re-export any technical data, any products received from the other Party or the direct product of such technical data to any proscribed country listed in such applicable laws, regulations and rules unless properly authorized.

Headings.   The captions and headings used in this Agreement are inserted for
--------
convenience only and shall not affect the meaning or interpretation of this Agreement.

Counterparts.  This Agreement may be executed in counterparts, each of which
------------
shall be deemed an original and all of which together shall constitute one and the same document.

                                   EXHIBIT D
                                   ---------

                      TOOLS AND FUNCTIONALITY CATEGORIES

Exibit D-1 - Integrated Tools and Functionality Categories:
-----------------------------------------------------------

     1. Namespace - ICP shall use the AOL namespace * * * (including ICP Tools therein). ICP will connect its own registration system to the AOL registration systems through standard integration mechanisms to be documented in the implemenation plan. With respect to AOL namespace user registration, ICP agrees to collect the data requested by AOL and transfer such data to AOL in a real time data transfer. If ICP collects information about users in such registration process in addition to information supplied by the users during the registration process, such information shall made available to AOL, in a format and timeframe as the Parties shall mutually agree, and subject to the Parties applicable privacy policies and applicable legal requirements;*
     2. Web-hosted calendaring - ICP will use AOL's Web-hosted calendaring functionality and tools to provide customized calendars to * * *. As part of such integration, ICP will create all events in event data format compatible with the AOL calendar so that health events can be automatically added to AOL calendar; and
     3. Real time instant online messaging functionality (e.g., ICQ(TM) and AOL Instant Messenger(TM)).

Exibit D-2 - Additional Tools and Functionality Categories:
-----------------------------------------------------------

     1. community/communications tools (e.g., chat, message boards, voice message, IP telephony, email, address book, web-based email and greeting cards but specifically excluding real time instant online messaging functionality);
     2. navigation services (e.g., search and directory products, white pages, and yellow pages);
     3. personalization services (e.g., homesteading, hosting, data exchange and calendaring functions); and
     4.   commerce/content aggregation services.


* With respect to AOL namespace and user registration technology, AOL shall have the right to pass-through * * * to ICP to the extent necessary for proper functionality and performance of such namespace and user registration technology.

--------------------
* * *   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                   EXHIBIT E
                                   ---------

                 CERTIFICATION OF COMPLIANCE WITH COMMITMENTS

                             REGARDING PROMOTIONS


Pursuant to Section 3.3 of the Anchor Tenant Agreement between ______________ ("ICP") and America Online, Inc. ("AOL"), dated as of _________________, 1999 (the "Agreement"), the following report is delivered to AOL for the period beginning _____________ and ending __________ (the "Period"):

I.   Promotional Commitments

ICP hereby certifies to AOL that ICP completed the following promotional commitments during the Period:

      Type of Promotion      Date(s) of        Duration/Circulation of      Relevant Contract
                              Promotion               Promotion                  Section
----------------------------------------------------------------------------------------------
 1.
----------------------------------------------------------------------------------------------
 2.
----------------------------------------------------------------------------------------------
 3.

IN WITNESS WHEREOF, this Certificate has been executed this ___ day of ___________, 199_.

-----------------------------------

By:
   --------------------------------

Print Name:
           ------------------------

Title:
      -----------------------------

Date:
     ------------------------------

                                   EXHIBIT F
                                   ---------

                              OPERATING STANDARDS
                              -------------------
1.   ICP Internet Site Infrastructure.  ICP will be responsible for all
     --------------------------------
     communications, hosting and connectivity costs and expenses associated with the ICP Internet Site. ICP will provide all hardware, software, telecommunications lines and other infrastructure necessary to meet traffic demands on the ICP Internet Site from the AOL Network. ICP will design and implement the network between the AOL Service and ICP Internet Site such that (i) no single component failure will have a materially adverse impact on AOL Members seeking to reach the ICP Internet Site from the AOL Network and (ii) no single line under ICP's reasonable control will run at more than * * *average utilization for a 5-minute peak in a daily period. In this regard, ICP will provide AOL, upon request, with a detailed network diagram regarding the architecture and network infrastructure supporting the ICP Internet Site. In the event that ICP elects to create a custom version of the ICP Internet Site in order to comply with the terms of this Agreement, ICP will bear responsibility for all aspects of the implementation, management and cost of such customized site.

2.   Optimization; Speed. ICP will use commercially reasonable efforts to ensure
     -------------------
     that: (a) the functionality and features within the ICP Internet Site are optimized for the client software then in use by AOL Members; and (b) the ICP Internet Site is designed and populated in a manner that minimizes delays when AOL Members attempt to access such site. At a minimum, ICP will ensure that the ICP Internet Site's data transfers initiate within fewer than * * * on average. Prior to commercial launch of any material promotions described herein, ICP will permit AOL to conduct performance and load testing of the ICP Internet Site (in person or through remote communications), with such commercial launch not to commence until such time as AOL is reasonably satisfied with the results of any such testing.

3.   Technical Problems.  ICP agrees to use commercially reasonable efforts to
     ------------------
     address material technical problems (over which ICP exercises control) affecting use by AOL Members of the ICP Internet Site (an "ICP Technical Problem") promptly following notice thereof. In the event that ICP is unable to promptly resolve an ICP Technical Problem following notice thereof from AOL (including, without limitation, infrastructure deficiencies producing user delays), AOL will have the right to regulate the promotions it provides to ICP hereunder until such time as ICP corrects the ICP Technical Problem at issue.

4.   Monitoring. ICP will ensure that the performance and availability of the
     ----------
     ICP Internet Site is monitored on a * * * basis. ICP will provide AOL with contact information (including e-mail, phone, pager and fax information, as applicable, for both during and after business hours) for ICP's principal business and technical representatives, for use in cases when issues or problems arise with respect to the ICP Internet Site.

5.   Security. ICP will utilize Internet standard encryption technologies (e.g.,
     --------
     Secure Socket Layer - SSL) to provide a secure environment for conducting transactions and/or transferring private member information (e.g. credit card numbers, banking/financial information, and member address information) to and from the ICP Internet Site. ICP will facilitate periodic reviews of the ICP Internet Site by AOL in order to evaluate the security risks of such site. ICP will promptly remedy any security risks or breaches of security as may be identified by AOL's Operations Security team.

6.   Technical Performance.
     ---------------------

     i. ICP will design the ICP Internet Site to support the AOL-Client embedded versions of the Microsoft Internet Explorer 3.XX and 4.XX browsers (Windows and Macintosh), the Netscape Browser 4.XX and make commercially reasonable efforts to support all other AOL browsers listed at: "http://webmaster.info.aol.com."

     ii. To the extent ICP creates customized pages on the ICP Internet Site for AOL Members, ICP develop and employ a methodology to detect AOL Members (e.g., examine the HTTP User-Agent field in order to identify the "AOL Member-Agents" listed at: http://webmaster.info.aol.com" and
                                             ------------------------------
          referenced under the heading "Browser Detection." In the event AOL changes any requirements for the ICP Internet Site at such URL, ICP shall have a reasonable period of time in which to incorporate such new requirements into the ICP Internet Site and will not be deemed in breach of this Agreement for any delay to the extent such delay is caused by such changed requirement

     iii. ICP will periodically review the technical information made available by AOL at http://webmaster.info.aol.com.
                    ------------------------------

     iv. ICP will design its site to support HTTP 1.0 or later protocol as defined in RFC 1945 and to adhere to AOL's parameters for refreshing or preventing the caching of information in AOL's proxy system as outlined in the document provided at the following URL: http://webmaster.info.aol.com. ICP is responsible for the manipulation
          -------------------------------
          of these parameters in web based objects so as allow them to be cached or not cached as outlined in RFC 1945.

     v. Prior to releasing material, new functionality or features through the ICP Internet Site ("New Functionality"), ICP will use commercially reasonable efforts to either (i) test the New Functionality to confirm its compatibility with AOL Service client software and (ii) provide AOL with written notice of the New Functionality so that AOL can perform tests of the New Functionality to confirm its compatibility with the AOL Service client software. Should any new material, new functionality or features through the ICP Internet Site be released without notification to AOL, AOL will not be responsible for any adverse member experience until such time that compatibility tests can be performed and the new material, functionality or features qualified for the AOL Service.

7.   AOL Internet Services Partner Support.  AOL will provide ICP with access to
     -------------------------------------
     the standard online resources, standards and guidelines documentation, technical phone support, monitoring and after-hours assistance that AOL makes generally available to similarly situated web-based partners. AOL

--------------------
* * *   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

     support will not, in any case, be involved with content creation on behalf of ICP or support for any technologies, databases, software or other applications which are not supported by AOL or are related to any ICP area other than the ICP Internet Site. Support to be provided by AOL is contingent on ICP providing to AOL demo account information (where applicable), a detailed description of the ICP Internet Site's software, hardware and network architecture and access to the ICP Internet Site for purposes of such performance and the coordination load testing as AOL elects to conduct.

8.   ICP Programming. The terms and conditions of this Exhibit applicable to the
     ---------------
     ICP Internet Site shall apply equally to any ICP Programming that is (a) programmed in HTML or (b) web-based.

9.   Problem Resolution. ICP agrees to use commercially reasonable efforts to
     ------------------
     provide the following service levels in response to problems with the ICP Internet Site:

          . For material functions of the ICP Internet Site that have become inoperable, ICP will use its best efforts to provide a bug fix or workaround within * * * after ICP's receipt of the first report of such error.
          . For other functions of the ICP Internet Site that are impaired or otherwise fail to operate in accordance with agreed upon specifications, ICP will provide a bug fix or workaround within* *
             * after the first report of such error.
          . For all other problems with the functionality or performance of the ICP Internet Site, ICP will use commercially reasonable efforts to fix such problems within * * * after the first report of such problems, or if not reasonably practicable, as soon as reasonably feasible.

     For any problem that is not, or reasonably cannot be, resolved within the above time frames, ICP shall provide AOL with prompt notice of ICP's inability to timely remedy such problem. Within thirty (30) days of the Effective Date, the Parties shall mutually agree on the procedures for implementing the above problem resolution process (e.g., exchanging contact names, email addresses and telephone numbers).

--------------------
* * *   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                   EXHIBIT G
                                   ---------

                              KEYWORD GUIDELINES
                              ------------------

PRINT/GRAPHIC

 .  Preferred listing:    (AOL Logo appears) America Online Keyword:  Dr. Koop
   America Online Keyword: Dr. Koop

 .  If necessary, due to space constraints, listing may (pending approval)
                                                   ---
   appear as follows: AOL Keyword: Dr. Koop

 .  Every effort should be made to have `America Online' spelled out

 .  Capitalization - listing should appear in initial caps only
       Note:  When America Online is abbreviated to AOL - AOL must appear in
                                                              ----
              all caps. K of Keyword must always be capitalized

 .  Font, Font style and Size must all be consistent

 . Listing size must be of equal prominence to that of any/all other URLs featured


BROADCAST/RADIO

 . America Online Keyword must announced entirely (even if an accompanying graphic is set with AOL versus America Online)

   Example voiceover would read:
        "For more information, please visit America Online Keyword: Dr. Koop"


                  .  AOL must approve all uses prior to usage
                     ----------------------------------------

                                   EXHIBIT H
                                   ---------

                             FORM OF TIME WARRANT
                             --------------------

                                   EXHIBIT I
                                   ---------

                           FORM OF PAGE VIEW WARRANT
                           -------------------------

                                   EXHIBIT J
                                   ---------

                             FORM OF PMRA WARRANT
                             --------------------

                                       52